                                 EXHIBIT 10.17

              THIRD RESTATED AND AMENDED LINE OF CREDIT AGREEMENT
              ---------------------------------------------------


     THIS THIRD RESTATED AND AMENDED LINE OF CREDIT AGREEMENT (the "Agreement"), dated as of September 30/th/, 1999 by and between APOLLO HOUSING CAPITAL, L.L.C., a limited liability company organized under the laws of Illinois, having its principal office at 600 Superior Avenue East, Cleveland, Ohio 44114 (the "Company" or the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION, successor in interest to LASALLE NATIONAL BANK, a national banking association, having an office at 135 South LaSalle Street, Chicago, Illinois 60603 ("LaSalle"), BANK OF AMERICA, NATIONAL ASSOCIATION successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, having an office at 231 South LaSalle ("BofA") (LaSalle and BofA are hereinafter collectively referred to as "Banks") and LaSalle as agent for the Banks ("Agent").

     WHEREAS, pursuant to that certain Line of Credit Agreement dated September 30, 1997, LaSalle agreed to extend to the Company a revolving warehousing line of credit to the Company to finance the purchase of certain ownership interests in limited partnerships and limited liability companies formed for the purpose of developing and owning tax credit eligible real estate; and

     WHEREAS, the Line of Credit Agreement was amended pursuant to an Amendment to Line of Credit Agreement dated October 23, 1997 by a Second Amendment to Line of Credit Agreement and Amendment to Security Agreement and Collateral Assignment dated December 22, 1997 and by a Third Amendment to Line of Credit Agreement and Second Amendment to Security Agreement and Collateral Assignment dated March 16, 1998 and a Restated and Amended Line of Credit Agreement dated November 20, 1998, a First Amendment to Restated and Amended Line of Credit Agreement dated January 26, 1999 and a Second Restated and Amended Line of Credit Agreement dated September 27, 1999 (the credit facility described in the Line of Credit Agreement, as amended, is hereinafter referred to as the "Line of Credit"); and

     WHEREAS, BofA became a participant in the loan in March of 1998 and a co-lender in November of 1998; and

     WHEREAS, the parties desire to restate and amend further the Line of Credit as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1  Defined Terms.
                  -------------

     Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

     "Acquisition Date" means the date a Limited Partnership Interest becomes a
      ----------------
Pledged Limited Partnership Interest.

     "Advance" means a disbursement by the Banks under the Commitment, including
      -------
readvances of funds previously advanced to the Company and repaid to the Banks, and LC Advances.

     "Advance Rate" has the meaning set forth in Section 2.1(c) hereof.
      ------------

     "Advance Request" has the meaning set forth in Section 2.2(a) hereof.
      ---------------

     "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules
      ---------
and Regulations under the Exchange Act.

     "Agent" has the meaning set forth in the Recitals of this Agreement.
      -----

     "Agent-Related Persons" means Agent and any successor agent arising under
      ---------------------
Section 10.10 hereof, together with its officers, directors, employees, agents and attorneys in fact.

     "Agreement" or "Loan Agreement" means this Line of Credit Agreement, either
      ---------      --------------
as originally executed or as it may from time to time be supplemented, modified or amended.

     "Banks" has the meaning set forth in the Recitals of this Agreement.
      -----

     "Borrowing Base Certificate" has the meaning set forth in Section 2.1(c)
      --------------------------
hereof.

     "Business Day" means any day excluding Saturday, Sunday and any day which
      ------------
is a legal holiday under the laws of the State of Illinois.

     "Capitalization" means the total capital intended to be raised in the
      --------------
establishment of a Portfolio Entity.

     "Capitalization Proceeds" means capital contributions to be paid to or
      -----------------------
deposited for the benefit of a Portfolio Entity by Investors pursuant to subscription agreements between the Portfolio Entity and such Investors.

     "Collateral" has the meaning set forth in the Third Restated and Amended
      ----------
Security Agreement and Collateral Assignment attached hereto as Exhibit B; and
                                                                ---------
for purposes of this Agreement shall include Pledged Subscription Agreements.

     "Collateral Documents" means with respect to any Project Partnership, the
      --------------------
final executed limited partnership agreement or operating agreement, as applicable, copies (or canceled originals) of any notes executed pursuant thereto, any tax opinions rendered with respect thereto, and UCC Financing Statements as requested by the Agent to perfect the Banks' security interest in the Collateral related thereto.

     "Commitment" has the meaning set forth in Section 2.1(a) hereof.
      ----------

     "Commitment Fee" has the meaning set forth in Section 2.9 hereof.
      --------------

     "Company" has the meaning set forth in the first paragraph of this
      -------
Agreement.

     "Cost" has the meaning set forth in Section 2.1(d) hereof.
      ----

     "Credit Agreement" means that certain Credit Agreement dated March 31, 1999
      ----------------
among Prism Mortgage Company, Pacific Guarantee Mortgage Corporation, Mortgage Market Inc., Pointsource Financial, L.L.C., Infiniti Mortgage, L.L.C., Lender, The First National Bank of Chicago Individually and as Agent, First Chicago Capital Markets, Inc., The Bank of New York, Comerica Bank, First Union National Bank, Guaranty Federal Bank, F.S.B., Hibernia National Bank, Mercantile Bank, and U.S. Bank National Association, as amended through September 30, 1999, but without subsequent modification or amendment.

     "DPLC Fee" has the meaning set forth in Section 2.11(b) hereof.
      --------

     "Debt" means, with respect to any Person, at any date (a) all indebtedness
      ----
or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; (c) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser, or otherwise (except as endorser of negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; and
(d) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by such Person (even though such Person has not assumed or otherwise become liable for the payment of such indebtedness) to the extent that such indebtedness would not be otherwise counted as a liability for purposes of determining the Tangible Net Worth of such Person and to the extent that such indebtedness does not exceed the net book value for such property.

     "Default" means the occurrence of any event or existence of any condition
      -------
which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "Direct Pay Letter of Credit" means one or more Direct Pay Letters of
      ---------------------------
Credit issued in accordance with the terms of this Agreement by LaSalle at the request of Borrower and having a term not to exceed the shorter of (i) one (1) year or (ii) the time remaining from date of issuance to the expiration date of the Commitment set forth in Section 2.6 hereof.

     "Direct Pay Letter of Credit Request" has the meaning set forth in Section
      -----------------------------------
2.2(a) hereof.

     "Documentary Nonconforming Project" means a Nonconforming Project which has
      ---------------------------------
not received a preliminary reservation of low income housing tax credits from the appropriate local tax credit allocation authority.

     "Draw Fee" has the meaning set forth in Section 2.11(d) hereof.
      --------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time and any successor statute.

     "Eligible" has the meaning set forth in Section 4.2(a) hereof.
      --------

     "Eligible Value" has the meaning set forth in Section 2.1(d) hereof.
      --------------

     "Event of Default" means any of the conditions or events set forth in
      ----------------
Section 8.1 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor statute.

     "Executive Summary" means a Project-specific analysis prepared by the
      -----------------
Company in connection with its review of a Project for potential purchase of a Limited Partnership Interest.

     "Federal Funds Rate" means the rate of interest at which federal fund
      ------------------
transactions with member banks of the Federal Reserve system are traded as published on the next succeeding Business Day by the Federal Reserve Bank of New York.

     "Funding Date" means, with respect to any Advance, the date upon which
      ------------
funds are scheduled to be wired to the Company or deposited in the Company's account with Agent or the date upon which a Letter of Credit is scheduled to be issued.

     "FICA" means the Federal Insurance Contributions Act.
      ----

     "FNMA" means the Federal National Mortgage Association, also referred to as
      ----
Fannie Mae.

     "FNMA Payment Obligation" has the meaning set forth in Section 2.2(i)
      -----------------------
hereof.

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Guarantor" means Prism.
      ---------

     "Indemnified Liabilities" has the meaning set forth in Section 9.3 hereof.
      -----------------------

     "Initial Installment" means, with respect to any Portfolio Entity, the
      -------------------
first installment of Capitalization Proceeds.

     "Installment" means with respect to any specific Portfolio Entity, any
      -----------
payment of Capitalization Proceeds.

     "Interest Rate" has the meaning set forth in Section 2.4(a) hereof.
      -------------

     "Internal Revenue Code" means the Internal Revenue Code of l986, or any
      ---------------------
subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

     "Investor" means an Accredited Investor (as defined in the Exchange Act)
      --------
who invests in a Portfolio Entity.

     "Investment Criteria" means the criteria, approved by the Banks, used by
      -------------------
the Company in evaluating Projects for the purpose of purchasing Limited Partnership Interests as set forth on Exhibit J attached hereto.

     "Issuance Fee" has the meaning set forth in Section 2.11(c) hereof.
      ------------

     "LC Advance" means a disbursement of funds by the Agent on behalf of the
      ----------
Banks pursuant to a draw on a Direct Pay Letter of Credit or a Standby Letter of Credit.

     "LC Fees" means, individually and collectively, DPLC Fees and SLC Fees.
      -------

     "Letter of Credit" means, individually and collectively, Direct Pay Letters
      ----------------
of Credit and Standby Letters of Credit.

     "Libor" means, with respect to any Advance bearing interest for any Libor
      -----
Interest Period, the interest rate per annum determined by the Agent two (2) Business Days before the beginning of the applicable Libor Interest Period to be the interest rate per annum, then being offered generally to the Agent at approximately 11:00 a.m. (London, England time) by prime banks in the interbank eurodollar market for United States dollar deposits in an amount approximately equal to the amount of the Advance, and for a contract term of thirty, sixty, ninety or one hundred eighty days (as applicable), adjusted for the Agents' reserve requirements and rounded (upward, if necessary) to the nearest 1/16/th/ of 1%.

     "Libor Interest Period" means the period of thirty, sixty, ninety or one
      ---------------------
hundred eighty days, commencing on the date of disbursement of an Advance bearing interest at Libor or upon the Company's election to subsequently have an Advance bear interest at Libor; provided; that if a Libor Interest Period would
                                --------
end on a day which is not a Business Day, it shall end on the next succeeding Business Day, unless such day falls in the succeeding calendar month, in which case the Libor Interest Period shall end on the next preceding Business Day. In no event shall any Libor Interest Period end on a day after the expiration date as set forth in Section 2.6 hereof.

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest,
      ----
charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Limited Partnership Documents" means with respect to any Limited
      -----------------------------
Partnership Interest, the Executive Summary for the Project, a letter of intent between the Company or a Portfolio Entity and the developer(s) of the Project, the most current version of the limited partnership agreement or operating agreement, as applicable, a certified copy of the Certificate of Limited Partnership or Articles of Organization, as applicable, on file with the Secretary of State of the jurisdiction of organization (except for Project Partnerships being formed at closing), copies of financial projections with respect thereto, a Borrowing Base Certificate, and any other documents reasonably necessary to determine whether the Project satisfies the Investment Criteria.

     "Limited Partnership Interest" means an interest at all times, of not less
      ----------------------------
than 51% as (i) a limited partner in a Project Partnership which is a limited partnership; or (ii) a member in a Project Partnership which is a limited liability company, which interest has in each case been approved by the Banks, such approval not to be unreasonably withheld provided such Limited Partnership Interest substantially complies with the Investment Criteria.

     "Loan" means the total of all Advances made hereunder together with all
      ----
other sums advanced by the Banks pursuant to the terms of this Agreement.

     "Loan Documents" means this Agreement, the Notes, the Security Agreement
      --------------
and all other documents and instruments evidencing or securing the Loan.

     "Margin Stock" has the meaning assigned to that term in Regulation U of the
      ------------
Board of Governors of the Federal Reserve System as in effect from time to time.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

     "Net Worth" means with respect to any Person at any date, the excess of the
      ---------
total assets (determined on a fair market value basis) over total liabilities of such Person on such date.

     "Nonconforming Project" shall mean a Project which generally meets the
      ---------------------
Investment Criteria but is deficient in one or more aspects (other than the requirements concerning the eligibility for and allocation of low-income housing tax credits set forth in Section 2.1(b) except that Documentary Non Conforming Projects need not meet such requirements), but which Borrower reasonably believes, and certifies to the Bank's reasonable satisfaction, that correction of such deficiencies is only a matter of additional time and that Borrower has initiated action designed to correct such deficiencies.

     "Notes" has the meaning set forth in Section 2.3 hereof.
      -----

     "Notices" has the meaning set forth in Section 11.3 hereof.
      -------

     "Officers' Certificate" means a certificate executed on behalf of the
      ---------------------
Company by an individual who has been duly authorized to act on behalf of the Company in a manner analogous to a corporation's chief financial officer or treasurer.

     "Overadvance" has the meaning set forth in Section 2.2(a) hereof.
      -----------

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Plans" has the meaning set forth in Section 5.14 hereof.
      -----

     "Pledged Limited Partnership Interests" has the meaning set forth in
      -------------------------------------
Section 3.1 hereof.

     "Pledged Subscription Agreement" has the meaning set forth in Section 3.1
      ------------------------------
hereof.

     "Portfolio Entity" means a limited partnership or limited liability company
      ----------------
organized by the Company for the purpose of investing in Project Partnerships.

     "Portfolio Entity Percentage" means, with respect to any specific Portfolio
      ---------------------------
Entity, the amount of Capitalization allocated by a Portfolio Entity to be paid to the Company or an Affiliate of the Company for expenses, overhead and profit.

     "Prime Rate" has the meaning set forth in Section 2.4(a)(y) hereof.
      ----------

     "Prism" means Prism Financial Corporation, a Delaware corporation.
      -----

     "Project" means an individual affordable housing or historic rehabilitation
      -------
project which has received (or which the Company reasonably believes will receive) an allocation or award of low income housing tax credits pursuant to Section 42 of the Internal Revenue Code or approval of historic rehabilitation tax credits pursuant to Section 47 of the Internal Revenue Code.

     "Project Partnership" means a limited partnership or a limited liability
      -------------------
company which owns a Project and in which Borrower or a Portfolio Entity owns a Pledged Limited Partnership Interest.

     "Project Partnership Agreement" means the articles or agreement of limited
      -----------------------------
partnership or the operating agreement, as applicable, governing a Project Partnership.

     "Pro Rata Share" means as to each of LaSalle and BofA, at any time a
      --------------
percentage equivalent to fifty percent (50%).

     "Redemption Amount" has the meaning set forth in Section 3.3 hereof.
      -----------------

     "Request" means, individually and collectively, an Advance Request, a
      -------
Standby Letter of Credit Request and a Direct Pay Letter of Credit Request..

     "SLC Fee" has the meaning set forth in Section 2.11(a) hereof.
      -------

     "Secretary" has the meaning set forth in Section 4.1(b)(6).
      ---------

     "Security Agreement" has the meaning set forth in Section 3.1 hereof.
      ------------------

     "Standby Letter of Credit" means one or more Standby Letters of Credit
      ------------------------
issued in accordance with the terms of this Agreement by LaSalle at the request of Borrower, and having a term not to exceed the shorter of (i) one (1) year or
(ii) the time remaining from the date of issuance to the expiration date of the Commitment set forth in Section 2.6 hereof.

     "Standby Letter of Credit Request" has the meaning set forth in Section
      --------------------------------
2.2(a) hereof.

     "Statement Date" has the meaning set forth in Section 4.1(b)(8) hereof.
      --------------

     "Subordinated Debt" means Debt of the Company which has been subordinated
      -----------------
as provided in Section 6.10 hereof.

     "Subscription Agreement" means the documents and instruments evidencing an
      ----------------------
Investor's agreement (or the agreement of some other Person approved by the Banks) to invest in and make capital contributions to a Portfolio Entity, and includes without limitation any FNMA Payment Obligations or Subscription Agreement Investor Notes executed by such Person pursuant to such transaction.

     "Subscription Agreement Investor Note" means a promissory note executed and
      ------------------------------------
delivered by an Investor, or some other Person approved by the Banks, pursuant to a Subscription

Agreement, and evidencing such Person's obligation to pay a capital contribution to a Portfolio Entity.

     "Subsidiary" means any corporation, association or other business entity in
      ----------
which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Tangible Net Worth" means with respect to any Person at any date, the fair
      ------------------
market value of such Person's assets (excluding, without limitation, intangibles such as good will, organization expense, treasury stock, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses and deferred receivables) less such Person's total liabilities (including, without limitation, accrued and deferred income taxes and any reserves against assets) on such date, where fair market value is determined in a manner, and by such parties, as may be acceptable to the Banks, in their reasonable discretion.

     "Tax Credits" means low income housing tax credits pursuant to Section 42
      -----------
of the Internal Revenue Code and/or historic rehabilitation tax credits pursuant to Section 47 of the Internal Revenue Code.

     Section 1.2  Other Definitional Provisions.
                  -----------------------------

          1.2(a) Accounting terms not otherwise defined herein shall have the meanings given them under GAAP.

          1.2(b) Defined terms may be used in the singular or the plural, as the context requires.

     Section 1.3  Prior Documentation.  This Agreement is a restatement and
                  -------------------
amendment of the Line of Credit in its entirety, provided, however, that it is the intention of the parties hereto that all security interests previously made or granted in favor of the Banks and not terminated or released on or before the date hereof are hereby reaffirmed in all respects.

                                  ARTICLE II
                              THE LINE OF CREDIT

     Section 2.1  The Commitment.
                  --------------

          2.1(a) Subject to the terms and conditions of this Agreement and provided no Default has occurred and is continuing, each of the Banks severally agrees, from time to time during the period from the date hereof to the expiration date (unless such period is earlier terminated pursuant hereto) to issue Letters of Credit for the account of Borrower (which shall be issued by LaSalle on behalf of the Banks) and to make Advances to, or on behalf of, the Company, in an aggregate amount not to exceed each Bank's Pro Rata Share of the

Commitment, provided the total aggregate principal amount which is outstanding at any one time of all such Letters of Credit and Advances shall not exceed Thirty Million Dollars ($30,000,000.00). The obligation of the Banks to issue Letters of Credit and to make Advances hereunder up to such limits or the amount to which such limit may be reduced pursuant to Section 2.7(b) hereof, is hereinafter referred to as the "Commitment". Within the Commitment, the Company may borrow, repay and reborrow. Notwithstanding the foregoing, the Banks shall not be obligated to issue Letters of Credit or to make Advances hereunder at all or up to any specified aggregate limit unless the Company shall be current in its obligation to pay the Commitment Fee specified in Section 2.9 hereof and the LC Fees specified in Section 2.11 hereof.

          2.1(b) The purposes of the Loan are to enable Borrower to provide credit support to Project Partnerships, to make equity investments in Project Partnerships through the purchase of Limited Partnership Interests, where such Project Partnerships are engaged in the acquisition, development, rehabilitation, construction, operation, leasing and management of Projects and to fund reimbursement obligations under Letters of Credit drawn upon by the beneficiaries thereof. Except for Nonconforming Projects, all Projects must satisfy the Investment Criteria. Projects may qualify for historic rehabilitation tax credits or other tax benefits in addition to low-income housing tax credits, or may provide historic rehabilitation tax credits instead of low-income housing tax credits so long as Investment Criteria are maintained. Except for Nonconforming Projects,all Projects that qualify (or that the Company reasonably believes will qualify) under the low-income housing tax credit provisions of Section 42 of the Internal Revenue Code of 1986, as amended, shall have received a conditional reservation, or, in the case of tax-exempt bond financing, a determination letter from the appropriate governmental agency that the Project is eligible for an allocation of low-income housing tax credits, unless such requirement is waived by Lender in writing. All Projects that qualify (or that the Company reasonably believes will qualify) under the historic rehabilitation tax credit provisions of Section 47 of the Internal Revenue Code of 1986, as amended, shall have received an approval of Part 1 and shall reasonably expect to receive or shall have received approval of Part 2 of the Historic Preservation Certification Application from the United States Department of the Interior, National Park Service, unless such requirement is waived by Lender in writing. Borrower understands and agrees that the proceeds of the Loan may not serve under any circumstances as security for any indebtedness of Borrower, whether previously existing or hereafter created, and may not be used for any purposes other than the purposes stated in this Section 2.1(b). Except for the FNMA LC and the Leasehold Letter of Credit, Letters of Credit and Advances shall be used by the Company for the purposes of providing credit support to, and purchasing Limited Partnership Interests in, Project Partnerships that are Eligible. Letters of Credit shall be issued and Advances shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2, against the pledge of Limited Partnership Interests and the assignment of Subscription Agreements.

          2.1(c)  Subject to the addition of capitalized interest pursuant to
Section 2.4(e), the total amount of Advances and Letters of Credit outstanding at any time with respect to any specific Pledged Limited Partnership Interest shall not exceed the lesser of (i) one hundred percent (100%) (the "Advance Rate") of the Eligible Value of such Pledged Limited Partnership Interest, or (ii) Eight Million Dollars ($8,000,000), or
(iii) the amount determined by reference to the borrowing base calculation set forth on Exhibit E attached hereto ("Borrowing Base Certificate"). In addition,
         ---------
with respect to Nonconforming Projects, (iv) the maximum amount that may be issued and outstanding at any given time as a Letter of Credit for any specific Nonconforming Project shall be $1,000,000; (v) the aggregate amount of Advances and Letters of Credit outstanding at any given time for all Nonconforming Projects shall not exceed $5,000,000 and (vi) the aggregate amount of Advances and Letters of Credit outstanding at any time for Documentary Non-Conforming Projects shall not exceed $2,000,000. The Banks, in their reasonable discretion, may reduce the Advance Rate with respect to a Pledged Limited Partnership Interest (to an amount less than one hundred percent (100%) of the Eligible Value) should the Banks determine, in their reasonable discretion, that the Borrower will be unable to sell such Pledged Limited Partnership Interest for at least one hundred five percent (105%) of the Cost of such Pledged Limited Partnership Interest within five hundred forty (540) days following the Acquisition Date. Subject to the limits set forth in this Section 2.1(c), the Company may request multiple Advances for any specific Pledged Limited Partnership Interest, consistent with the Executive Summary approved by the Banks and the applicable Project Partnership Agreement.

          2.1(d)  For purposes of this Agreement, "Eligible Value" shall mean:

                  i. one hundred percent (100%) of the total amount actually paid by the Company to a Project Partnership and/or the amount of any Letters of Credit issued to acquire a Limited Partnership Interest, (the "Cost") commencing on the Acquisition Date and continuing until the day which is 540 days thereafter;

                  ii. zero percent (0%) of the Cost of any Limited Partnership Interest which has been a Pledged Limited Partnership Interest for a period of time in excess of 540 days unless subparagraph 2.1(d)(iii) is operative;

                  iii. with respect to Pledged Limited Partnership Interests which have been assigned to a Portfolio Entity and such Portfolio Entity has assigned Pledged Subscription Agreements to Lender within 540 days following the Acquisition Date, one hundred percent (100%) of the Cost of any Limited Partnership Interest which has been a Pledged Limited Partnership Interest for a period of time in excess of 540 days but less than 730 days; and

                  iv. zero percent (0%) of the Cost of any Pledged Limited Partnership Interest which has been a Pledged Limited Partnership Interest for more than 730 days.

     Section 2.2  Procedures for Obtaining Advances and Letters of Credit.
                  -------------------------------------------------------

          2.2(a) The Company may obtain an Advance or Letter of Credit hereunder, subject to the satisfaction of the conditions set forth in Sections
4.1 and 4.2 hereof, upon compliance with the procedures set forth in this
Section 2.2. Requests for Advances or Letters of Credit shall be initiated by the Company by delivering to each of the Banks, not less than three (3) Business Days prior to the Funding Date, a completed and duly executed (i) request for an Advance (an "Advance Request") in the forms set forth in Exhibit C-1 or Exhibit
                                                         -----------    -------
C-1A hereto for Advances and Advances for capitalized interest respectively or,
----
(ii) a completed and duly executed Application for Standby Letter of Credit (a "Standby Letter of Credit Request") in the form set forth in Exhibit C-2 hereto,
                                                             -----------
or (iii) a completed and duly executed Application for Direct Pay Letter of Credit (a "Direct Pay Letter of Credit Request") in the form set forth in Exhibit C-3 hereto, as applicable, together with copies of the Limited
-----------
Partnership Documents applicable thereto. The Banks shall have the right to revise or supplement approved forms of Request by giving notice thereof to the Company, provided that any such revisions or supplements shall not materially affect the Company's rights or obligations under the Loan Documents or the Request. The Company may request that the Banks issue Letters of Credit and/or make Advances which would, in the aggregate, exceed the Eight Million Dollars ($8,000,000.00) per Project limit set forth in Section 2.1(c)(ii) above (an "Overadvance"). In the event an Overadvance is requested, the Banks shall have an additional three (3) Business Days to process and respond to the Request. It shall be a condition precedent to the Bank's obligation to issue Letters of Credit that the Company shall have executed and delivered to LaSalle the Master Letter of Credit Agreement in the form attached hereto as Exhibit C-4.
                                                          -----------

          2.2(b) Before funding any Advance or issuing a Letter of Credit, the Banks shall have not less than three (3) Business Days to examine each Request and the Limited Partnership Documents, as set forth in Exhibit C-1, Exhibit C-
                                                       ----------------------
1A, Exhibit C-2 and Exhibit C-3 hereto, as applicable, and may, in their
-------------------------------
reasonable discretion, reject such of them as do not meet the requirements of this Agreement, provided, however, that the Banks shall provide a reasonably detailed explanation as to the reasons for such rejection. If either Bank rejects a Request, then the other Bank shall be deemed to have rejected the Request.

          2.2(c) To make an Advance, the Agent, at the Company's direction, shall wire funds to the Company or deposit funds to the Company's account with the Agent, upon compliance by the Company with the terms of this Agreement, including without limitation, those terms and conditions set forth in this Agreement relating to the Banks' review and approval of the Limited Partnership Documents. On the Funding Date, each Bank shall make the amount of its Pro Rata Share of such Advance available to the Agent in immediately available funds for the account of the Company at such account as the Agent may specify in writing.

          2.2(d) To issue a Standby Letter of Credit, LaSalle shall issue its standard form Standby Letter of Credit for the benefit of the party designated by the Borrower in the Standby Letter of Credit Request, upon compliance by the Company with the terms of this Agreement, including without limitation, those terms and conditions set forth in this Agreement relating to the Banks' review and approval of the Limited Partnership Documents and LaSalle's standard policies and procedures for issuing letters of credit.

          2.2(e) To issue a Direct Pay Letter of Credit, LaSalle shall issue its standard form Direct Pay Letter of Credit for the benefit of the party designated by the Borrower in the Direct Pay Letter of Credit Request, upon compliance by the Company with the terms of this Agreement, including without limitation, those terms and conditions set forth in this Agreement relating to the Banks' review and approval of the Limited Partnership Documents and LaSalle's standard policies and procedures for issuing letters of credit. In addition, the obligation to issue any Direct Pay Letter of Credit is expressly contingent upon the Banks' satisfactory review of an appropriate form of reimbursement agreement executed by a Project Partnership if the Direct Pay Letter of Credit is issued in connection with a municipal bond-financed transaction.

          2.2(f) Within fifteen (15) days after the Banks have funded an Advance, or LaSalle has issued a Letter of Credit, the Company shall deliver to the Agent the applicable Collateral Documents.

          2.2(g)  Subject to the provisions of Sections 2.5(b), 2.5(c)(7) and
3.3 hereof, all Advances and Letters of Credit issued under this Agreement shall constitute a single indebtedness and all of the Collateral shall be security for the Notes and for the performance of all obligations of the Company to the Banks.

          2.2(h) The failure of any Bank to make any Loan on any Funding Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Funding Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Funding Date.

          2.2(i) In order to be acceptable as a Pledged Subscription Agreement hereunder, a Subscription Agreement must satisfy the following criteria:

                  A. The Subscription Agreement is duly executed by an Investor;

                  B. The Subscription Agreement is duly executed by an entity which does not qualify as an Investor hereunder but has been preapproved by the Banks in writing: or

                  C. The Subscription Agreement is or contains a contracted obligation to pay a sum certain executed by FNMA ("FNMA Payment Obligation"); and

                  D. Borrower must possess full power and authority to pledge and assign the Subscription Agreement, or to cause the Subscription Agreement to be pledged and assigned by the Portfolio Entity, to Agent.

          2.2(j) In connection with Pledged Subscription Agreements, Borrower shall deliver to the Agent:

                  A. One Assignment of Subscription Agreement in the form of Exhibit K annexed hereto for each Subscription Agreement
                       ---------
                       to be assigned hereunder;

                  B.   One Endorsement of the Subscription Agreement Investor
                       Note in the form of Exhibit L annexed hereto for each
                                           ---------
                       Subscription Agreement Investor Note, (if any) duly executed by the Portfolio Entity to Lender;

                  C.   An assignment in the form of Exhibit M annexed hereto of
                                                    ---------
                       all or any portion of any FNMA Payment Obligations; or

                  D. For each Subscription Agreement Investor Note, (if any) one Payment Instruction Letter, in the form of Exhibit N
                                                                      ---------
                       annexed hereto;

                  E. For each FNMA Payment Obligation, one Payment Instruction Letter in the form of Exhibit O annexed hereto;
                                             ---------

                  F. Each Subscription Agreement Investor Note or FNMA Payment Obligation must be accompanied by a certificate in the form of Exhibit P annexed hereto, duly executed by
                               ---------
                       Borrower;

                  G. If required by the Banks, to the extent in Borrower's possession each Subscription Agreement Investor Note or FNMA Payment Obligation must be accompanied by evidence reasonably satisfactory to the Banks as to the due authorization, execution and delivery and the legality, validity, binding nature and enforceability of each Subscription Agreement Investor Note or FNMA Payment Obligation.

     Section 2.3  Notes.  The Company's obligation to pay the principal of, and
                  -----
interest on, all Advances made by the Banks shall be evidenced by the promissory notes (the "Notes") of the Company dated September 30, 1999 substantially in the form of Exhibit A-1 and Exhibit A-2 attached hereto. The term "Notes" shall
        ---------------------------
include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are incorporated herein.

     Section 2.4  Interest & Fees.
                  ---------------

          2.4(a) So long as no Event of Default shall have occurred, each Advance shall bear interest from the date made until paid in full at the applicable per annum Interest Rate (as defined below). Interest shall be computed on the basis of a 360-day year, comprised of twelve

30-day months, and the number of days actually elapsed in any partial month. With respect to Advances bearing interest at the Prime Rate, Borrower shall pay to Agent for the account of the Banks interest in arrears on the first day of each month following the date of the Advance. With respect to Advances bearing interest at a rate based on Libor, Borrower shall pay to Agent, for the account of the Banks, interest at the end of the applicable Libor Interest Period, except for 180 day contracts, where interest shall be payable at the end of 90 days and 180 days.

          "Interest Rate" as used herein shall be either:

          (x)  The rate per annum equal to the sum of two hundred twenty-five
               (225) basis points (2.25%), plus Libor; or
                                           ----

          (y) The rate per annum equal to the prime rate publicly announced by LaSalle from time-to-time as its prime commercial lending rate ("Prime Rate"), which rate is not necessarily the lowest rate of interest charged by LaSalle to its borrowers.

     The initial Interest Rate applicable to each Advance (except for L/C Advances) shall be selected by Borrower by designation in writing not less than two (2) Business Days prior to the Advance, and at Borrower's option, may be designated in the Advance Request. If Borrower fails to elect an Interest Rate option pursuant to this Section 2.4(a) or Section 2.4(e), the initial Interest Rate applicable to such Advance shall be the Prime Rate. The initial Interest Rate for LC Advances shall be the Prime Rate. So long as no Event of Default exists and is continuing hereunder, Borrower may elect not later than 11:00 a.m. Chicago time on a day which is not less than two (2) Business Days prior to the date of continuation or conversion, by advance notice to the Banks and the filing of an Interest Rate Change/Libor Rollover Certificate in the form attached hereto as Exhibit I, to (i) convert the Interest Rate applicable to an
                   ---------
Advance to any other Interest Rate available hereunder, and (ii) continue, as of the last day of an applicable Libor Interest Period, an Advance bearing interest based on Libor as a Libor-based Advance, with the succeeding Libor Interest Period commencing on the expiration of the then-current Libor Interest Period. In the absence of such notice, Advances previously bearing interest based on Libor shall bear interest at the Prime Rate effective upon expiration of the applicable Libor Interest Period. Notwithstanding the foregoing, the Company may not select a Libor-based Interest Rate for a Libor Interest Period which would end after the expiration date set forth in Section 2.6 hereof. If, pursuant to the terms hereof, the Commitment is terminated prior to the date set forth in Section 2.6, Borrower shall be responsible for any actual out-of-pocket costs incurred by Banks in breaking Libor contracts.

          2.4(b) After the occurrence of an Event of Default and prior to its cure, each Advance shall bear interest at the Interest Rate per annum applicable to such Advance prior to such Event of Default plus three percent (3%).

          2.4(c) Notwithstanding anything to the contrary herein, if at any time the Interest Rate payable with respect to any portion of the Loan exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall deem applicable to such portion of the Loan, then so long as such maximum rate would be exceeded, the rate of interest with respect thereto shall be equal to such maximum rate and if Banks shall ever receive interest on any portion of the Loan in excess of the maximum permissible rate, the amount of such excess shall be applied as a prepayment of principal under the Notes.

          2.4(d)  Intentionally Omitted

          2.4(e) After the Initial Installment, at Borrower's option, and provided no Event of Default exists and is continuing, Borrower, by filing an Advance Request, may elect, on a Portfolio Entity-specific basis, to have interest accruing hereunder capitalized as an Advance against the Commitment, with payment to occur on the earliest to occur of (i) the date of the next Installment for such Portfolio Entity; (ii) ninety (90) days after the date of the Initial Installment; or (iii) the occurrence of an event described in
Section 2.5(c)(1) through (c)(6) hereof with respect to such Portfolio Entity's Advances. At such time, Borrower will remit to the Agent all capitalized interest with respect to such Portfolio Entity's Advances.

          2.4(f) The holders of the Notes are hereby authorized to record the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of the Notes and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit, be deemed by the parties hereto to be a legal defense to, or otherwise affect the obligations of the Company hereunder or thereunder.

          2.4(g) If either Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the interbank eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the interbank eurodollar market for the selected term, or adequate means do not exist for ascertaining the Libor rate, then such Bank shall give or cause the Agent to give notice thereof to the Borrower. Thereafter until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of Advances bearing interest based on Libor shall be suspended, and (b) the interest rate for all Advances then bearing interest at Libor shall be converted to the Prime Rate at the expiration of the then current Libor Interest Period.

          In addition, if after the date of this Agreement, either Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Banks with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for either Bank to make or maintain or fund Advances based upon Libor, the Agent shall notify the Borrower. Upon receipt of such notice, until the Agent notifies the Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of Advances based upon Libor shall be suspended, and (b) the interest rate on all Advances then bearing interest based upon Libor shall be converted to the Prime Rate either (i) on the last day of the then current Libor Interest Period if the Banks may lawfully continue to maintain Advances based upon Libor; or (ii) immediately, if the Banks may not lawfully continue to maintain Advances based upon the Libor rate.

          2.4(h) The Borrower shall indemnify the Banks against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by the Banks to fund or maintain Advances bearing interest based upon Libor) which the Banks sustain or incur as a consequence of any attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or in part any notice given to the Banks to request, convert, renew or repay any such Advance. If either Bank sustains or incurs any such loss, it shall cause the Agent to notify the Borrower of the amount determined by such Bank to be necessary to indemnify such Bank for such loss or expense (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as the Banks reasonably deem appropriate). Such amount shall be due and payable by the Borrower ten (10) days after such notice is given.

     Section 2.5  Principal Payments.
                  ------------------

          2.5(a) The outstanding principal amount of each Advance shall be payable in full upon the earlier to occur of (i) the occurrence of any event described in Section 2.5(c) hereof with respect to such Advance or (ii) expiration or termination of the Commitment.

          2.5(b) The Company shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty or advance notice, except for actual out-of-pocket costs incurred by Banks in breaking Libor contracts, if applicable, which costs shall be reimbursed by Borrower. The Company may designate the Advances to be prepaid, but in the absence of such designation such prepayments shall be applied to such outstanding Advances as the Banks may elect. The Banks shall apply prepayments to Advances designated by Borrower at all times.

          2.5(c) The Company shall be obligated to pay to the Banks, without the necessity of prior demand or notice from the Banks, and the Company authorizes the Agent to charge its account for, the amount of any outstanding Advance against a specific Pledged Limited Partnership Interest, upon the occurrence of any of the following events with respect to such Advance or Pledged Limited Partnership Interest:

                  (1) Five hundred forty (540) calendar days elapse from the date the Advance was made, unless such Advance was for Pledged Limited Partnership Interests which have been assigned to a Portfolio Entity and the Portfolio Entity has assigned Pledged Subscription Agreements to the Banks, in which case 730 days elapse from the date the Advance was made.;

               (2) Fifteen (15) days elapse from the date the Collateral Documents relating to such Advance were required to be received by the Agent without the actual receipt thereof;

               (3) Ten (10) Business Days elapse from the date a Collateral Document relating to such Advance was delivered to the Company for correction or completion, without being returned to the Agent;

               (4) A default occurs under the Limited Partnership Agreement creating the Pledged Limited Partnership Interest with respect to which such Advance was made and which default remains uncured for a period of thirty (30) days;

               (5) There is a draw on a Letter of Credit (an "LC Advance") and repayment is required under Exhibit C-2, Exhibit C-3 or Exhibit C-4 hereto;
                            -----------  -----------    -----------

               (6)  The Loan shall fail to be in balance as required pursuant to
Section 6.12 hereof; or

               (7) Upon sale or transfer of the Pledged Limited Partnership Interest, provided, however that the Company may, subject to the provisions of
Section 2.5(c)(1) hereof, assign a Pledged Limited Partnership Interest to a Portfolio Entity and defer payment of principal of the Advance with which such Pledged Limited Partnership Interest was purchased, provided the following conditions are met:

                    (i) the instrument of transfer to such Portfolio Entity contains a clear and conspicuous disclosure of the Banks' security interest, which shall be acknowledged by such Portfolio Entity in writing and delivered to the Agent;

                    (ii) at the time of such transfer, no Event of Default or situation which with the giving of notice or passage of time would constitute an Event of Default, exists;

                    (iii) at the time of such transfer, the Portfolio Entity delivers to Agent one or more Pledged Subscription Agreements and other documentation as set forth in Section 2.2(j) hereof; and

                    (iv) Capitalization Proceeds are applied to deferred payments of principal and capitalized interest as permitted hereunder according to the following schedule:

     I. The Initial Installment shall be applied as follows: (y) first to the Company to fund the Portfolio Entity Percentage, plus an amount equal to the aggregate interest payments made to Banks prior to the Initial Installment with respect to Advances for Pledged Limited Partnership Interests assigned to the Portfolio Entity (unless such interest payments are included in the Portfolio Entity Percentage); and (z) then to repayment of Advances for Pledged Limited Partnership Interests assigned to the Portfolio Entity.

     II.  Subsequent Installments shall be applied as follows:

          (x)  first to the Banks in repayment of capitalized interest;

          (y) then to the Banks to be applied to outstanding Advances for Pledged Limited Partnership Interests assigned to the Portfolio Entity or to the Portfolio Entity for investment in Project Partnerships, at Borrower's option; and

          (z) then to the Company when all outstanding Advances for Pledged Limited Partnership Interests assigned to the Portfolio Entity have been paid in full and all Standby Letters of Credit for such Pledged Limited Partnership Interests have expired or been returned to Agent.

     To the extent Capitalization Proceeds are paid directly to the Agent or the Banks pursuant to the Pledged Subscription Agreements, the Banks shall cause the Agent to remit promptly to the Company such portion of the Capitalization Proceeds to which the Company is entitled pursuant to this Section 2.5(c)(7)(iv). Notwithstanding anything to the contrary contained herein or in the other Loan Documents Capitalization Proceeds generated by a specific Portfolio Entity shall only be used to repay Advances for Pledged Limited Partnership Interests owned by such Portfolio Entity.

     In the event principal payment of any Advance is deferred pursuant to
Section 2.5(c)(7) hereof, such principal payment shall be due and payable upon the occurrence of any of the events listed in Sections 2.5(c)(1) through 2.5(c)(6) hereof with respect to such Advance.

     Notwithstanding the foregoing, the Company shall pay to the Banks with respect to any specific Pledged Limited Partnership Interest which has been a Pledged Limited Partnership Interest for a period of 540 days or more, such principal amounts, if any, as are necessary for the total amount of Advances with respect to such Pledged Limited Partnership Interest which has been a Pledged Limited Partnership Interest for a period of 540 days or more to comply with the limitations on Advances set forth in Section 2.1(d) hereof.

     Section 2.6  Expiration and/or Termination of Commitment.
                  -------------------------------------------

     Unless terminated earlier as permitted hereunder, the Commitment shall expire of its own term, and without the necessity of action by the Banks, on June 30, 2001.

     Section 2.7  Method of Making Payments; Reductions in Commitment.
                  ---------------------------------------------------

          2.7(a) Except as otherwise specifically provided herein, all payments hereunder shall be received by the Banks on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent, at 135 South LaSalle Street, Chicago, Illinois 60603
Attention: Pamela Daniels-Halisi, or at such other place as the Banks from time to time shall designate. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, the interest thereon shall be payable at the applicable rate during such extension. Funds received by the Agent after 12:00 noon (Chicago, Illinois time) on a Business Day shall be deemed to have been paid by the Company on the next succeeding Business Day.

          2.7(b) The Company shall have the right, at any time and from time to time, effective as of the first day of any calendar month, to terminate in whole or permanently reduce in part, without premium or penalty, the amount of the Commitment in excess of the then outstanding principal amount of all Advances hereunder. The Company shall give written notice to the Banks designating the date of such termination or reduction not less than five (5) Business Days' prior to the date such termination or reduction is to take effect, and the amount of any partial reduction of the Commitment shall be in an aggregate minimum amount of One Million Dollars ($1,000,000) or integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount.

     Section 2.8  Late Payment Fees.  In the event the Company fails to make any
                  -----------------
payment (whether of principal, interest or any other sum) on the date such payment is due and payable hereunder or under the Notes, and such failure continues for more than five (5) days, the Company shall pay to the Agent, for the account of each Bank, upon demand therefor, a late payment fee equal to five percent (5%) of the amount of such payment.

     Section 2.9  Commitment Fee.  As a condition to obtaining the Commitment,
                  --------------
the Company agrees to pay to the Agent for the account of each Bank monthly in arrears on the first day of each month a fee (the "Commitment Fee") determined by multiplying the average daily unused portion of the Commitment for the preceding month by thirty seven and one half basis points (0.375%) and further multiplying the result by a fraction, the numerator of which is the number of days in the preceding month and the denominator of which is 360. For purposes of determining the Commitment Fee, the aggregate amount of Letters of Credit outstanding shall be included in the used portion of the Commitment.

     Section 2.10 Net Payments; Reduced Return.
                  ----------------------------

          2.10(a) All payments with respect to any Advance accruing interest based on Libor shall be made in such amounts as may be necessary in order that all such payments after withholding for or on account of any present or future taxes, levies, imports, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority hereof, other than any taxes on or measured by the net income of the Banks pursuant to the state, federal and local tax laws of the jurisdiction where each Bank's principal office or offices or lending office or offices are located, compensate Banks for any additional cost or reduced amount receivable of making or maintaining Advances accruing interest based on Libor as a result of such taxes, imports, duties or other charges.

          2.10(b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Bank's capital as a consequence of its obligations hereunder to fund or maintain Advances accruing interest based on Libor to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration the Banks' policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 30 days after demand by the Bank the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Compensation due any Bank under this subsection (b) will only accrue after the Bank has notified the Company of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this subsection (b). A certificate of any Bank claiming compensation under this subsection (b) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     2.11  Letter of Credit Fees.  As a condition of the availability of Letters
           ----------------------
of Credit, the Company agrees to pay to the Banks, or to the Agent, as applicable, the following Letter of Credit Fees for each Letter of Credit issued:

               (a) To the Agent for the account of the Banks on the date of issuance of any Standby Letter of Credit, an annual fee (the "SLC Fee") in the amount of one percent (1%) of the stated amount of such Standby Letter of Credit which shall be prorated if the stated expiry date of such Standby Letter of Credit is less than one year following the date of issuance. On each re-issuance, if any, of the Standby Letter of Credit, the SLC Fee shall be payable for the upcoming year, prorated if such Standby Letter of Credit has an expiry date which will occur before the next yearly anniversary.

               (b) To the Agent for the account of the Banks on the date of issuance of any Direct Pay Letter of Credit, an annual fee (the "DPLC Fee") in the amount of one and one quarter percent (1.25%) of the stated amount of such Direct Pay Letter of Credit which shall be prorated if the stated expiry date of such Direct Pay Letter of Credit is less than one year following the date of issuance. On each re-issuance of the Direct Pay Letter of Credit, the DPLC Fee shall be payable for the upcoming year, prorated if such Letter of Credit has an expiry date which will occur before the next yearly anniversary.

               (c) To the Agent on the date of the issuance of any Standby Letter of Credit, an issuance fee equal to Two Hundred Forty Dollars ($240) (the "Issuance Fee").

               (d) To the Agent for the account of the Banks on the date of each draw under a Standby Letter of Credit, a fee equal to one quarter of one percent (.25%) of the amount of such draw (the "Draw Fee"), and to the Agent for its own account a wire transfer fee of Thirty Dollars ($30.00) to the extent any draw is done by wire transfer, or a postage fee of Two and 75/100 Dollars ($2.75) to the extent any draw is done by mail.

               (e) Such other fees as are customarily charged by the Agent in connection with the issuance of, or draws upon, letters of credit.

The Company acknowledges that the fees set forth in Sections 2.11(c) and 2.11(d) are the Agent's current fees as of the date hereof and are subject to change at any time and from time to time, and the Company shall be bound by, and hereby agrees to pay, any such changed fees.

     2.12  Leasehold Letter of Credit.
           --------------------------

           (a) In connection with the Loan, LaSalle has issued a separate letter of credit in the amount of Thirty Six Thousand Four Hundred Dollars ($36,400) naming 600 Superior Place Partnership as beneficiary thereunder (as amended, modified or supplemented the "Leasehold Letter of Credit") and Borrower has executed a separate reimbursement agreement. Notwithstanding anything to the contary contained herein or in the other Loan Documents, Borrower's reimbursement obligations pursuant to the Leasehold Letter of Credit and such reimbursement agreement shall not be secured by, the Collateral.

           (b) Any default by Borrower in connection with its reimbursement obligations relating to the Leasehold Letter of Credit shall not be an Event of Default hereunder.

           (c) Borrower's reimbursement obligations relating to the Leasehold Letter of Credit are obligations covered by the Guaranty, subject to the limitations on liability set forth therein.

     2.13  FNMA Letter of Credit.  In addition to the Letters of Credit issued
           ---------------------
pursuant to Section 2.2 and Section 2.12 hereof, Borrower has requested, and the Banks have agreed, to issue a letter of credit naming Apollo Tax Credit Fund III, Limited Partnership as beneficiary in the amount of Five Hundred Thousand and No/100 Dollars ($500,000) (the "FNMA LC"). The FNMA LC shall have an expiry date which is on or before the expiration date of the Commitment set forth in
Section 2.6 hereof. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, there shall be no Pledged Limited Partnership Interest or Pledged Subscription Agreement corresponding to or securing the FNMA LC, but so long as the FNMA LC is outstanding, it shall reduce the amount available under the Commitment by an amount equal to the face amount of the FNMA LC. Issuance of the FNMA LC is contingent upon execution by Borrower of the Master Letter of Credit Agreement attached hereto as Exhibit C-4.
                                                     -----------

     2.14  Loan Fee.  This Agreement represents an increase in the amount of the
           --------
Commitment by Five Million Dollars ($5,000,000) for which Borrower hereby agrees to pay a fee ("Loan Fee") in the amount of Twenty-Five Thousand Dollars ($25,000).

                                  ARTICLE III
                                  COLLATERAL

     Section 3.1  Security Agreement and Collateral Assignment.  In order to
                  --------------------------------------------
induce Banks to make the Loan and to enter into this Agreement, Borrower is entering into a Third Restated and Amended Security Agreement and Collateral Assignment with Agent on behalf of the Banks (the "Security Agreement"), in the form of Exhibit B annexed hereto, granting, assigning and confirming to Agent,
        ---------
for the account of the Banks, a security interest in the Collateral described and defined therein. The Collateral includes, but is not limited to, all Limited Partnership Interests purchased with the proceeds of Advances but not yet released ("Pledged Limited Partnership Interests") and, for purposes of this Agreement, shall also include Subscription Agreements which have been assigned to the Banks as additional security and have not been reassigned ("Pledged Subscription Agreements"). All previously delivered, but not yet released, Pledged Limited Partnership Interests shall, from and after the date hereof, be held by LaSalle as Agent for the account of the Banks.

     Section 3.2  Delivery of Additional Collateral or Mandatory Prepayment.  In
                  ---------------------------------------------------------
the event that the Banks, in their sole and reasonable discretion, shall determine at any time that the value of the Collateral then pledged hereunder (such value being determined at such time with respect to, among other things, Eligible Value as set forth in Section 2.1(d) hereof) is less than the aggregate amount of the Advances then outstanding hereunder, the Company shall immediately
(a) deliver to the Agent for the account of the Banks for pledge hereunder additional Collateral satisfactory to the Banks, in aggregate amounts sufficient to cover the difference between the value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the value of the Collateral pledged hereunder.

     Section 3.3  Right of Redemption from Pledge.
                  -------------------------------

          3.3(a) The Company or a Portfolio Entity may redeem all Pledged Limited Partnership Interests owned by a Portfolio Entity from pledge, and cause all Pledged Subscription Agreements assigned by such Portfolio Entity to be reassigned to such Portfolio Entity, by delivering to Agent all outstanding original Letters of Credit issued in connection with such Pledged Limited Partnership Interests and by paying to the Agent for the account of the Banks, for application to prepayment of the principal balance of the Notes, an amount (the "Redemption Amount") equal to the sum of all accrued interest and principal with respect to all Advances for all Pledged Limited Partnership Interests held by such Portfolio Entity plus an amount equal to the total of all Letters of Credit outstanding with respect to Pledged Limited Partnership Interests transferred or sold to such Portfolio Entity (excluding Letters of Credit returned to Agent as provided above). Upon such redemption, the Banks shall cause the Agent to deliver, release or reassign, as applicable, to the Company (or, as applicable, a Portfolio Entity) all Collateral in the Agent's possession with respect to such Pledged Limited Partnership Interests and deliver terminations and releases of all liens, security interests, financing statements and encumbrances relating to such Collateral. In addition, the Agent shall deliver such re-endorsements and payment instruction letters as may be necessary to effectuate the foregoing provisions.

          3.3(b) The Company or a Portfolio Entity may redeem a specific Pledged Limited Partnership Interest from pledge by delivering to Agent all original outstanding Letters of Credit issued in connection with such Pledged Limited Partnership Interest and by paying to the Agent for the account of the Banks, for application to prepayment of the principal balance of the Notes, an amount equal to the sum of all accrued interest and principal with respect to all Advances applicable to such Pledged Limited Partnership Interest plus an amount equal to the total of all Letters of Credit, outstanding with respect to such Pledged Limited Partnership Interest (excluding Letters of Credit returned to Agent as provided above). Upon such redemption, the Banks shall cause the Agent to deliver such documents as may be necessary to deliver or release to the Company (or, as applicable, a Portfolio Entity) all Collateral in the Agent's possession with respect to such Pledged Limited Partnership Interest and deliver terminations and releases of all liens, security interests, financing statements and encumbrances relating to such Collateral.

     Section 3.4  Return of Collateral at End of Commitment.  If (i) the
                  -----------------------------------------
Commitment shall have expired or been terminated, and (ii) no Advances, interest, Standby Letters of Credit or other amounts evidenced by the Notes or due under this Agreement shall be outstanding and/or unpaid, the Banks shall cause the Agent to deliver or release or reassign, as applicable all Collateral in its possession to the Company (or, as applicable, a Portfolio Entity) and deliver terminations and releases of all liens, security interests, financing statements and encumbrances relating to the Collateral. The written acknowledgment of receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Banks shall thereafter be discharged from any liability or responsibility therefor. In addition, the Agent shall deliver such re-endorsements and payment instruction letters as may be necessary to effectuate the foregoing provisions.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT

     Section 4.1  Conditions Precedent To Initial Advance.  The obligation of
                  ---------------------------------------
the Banks to make the initial Advance under this Agreement, irrespective of satisfaction of any conditions under the Line of Credit prior to previous Advances, is subject to the satisfaction, in the sole discretion of the Banks, on or before the date hereof of the following conditions precedent:

          4.1(a) The Banks shall have received the following, all of which must be satisfactory in form and content to the Banks, in their sole discretion:

                  (1) The Notes duly executed by the Company;

                  (2) The Guaranty, in the form attached hereto as Exhibit D,
                                                                   ---------
duly executed by Prism;

               (3) Certified copies of the Company's articles of organization and operating agreement, and certificates of good standing dated no less recently than ten (10) days prior to the date of this Agreement;

               (4) A written opinion of counsel to the Company and counsel to the Guarantor (each such counsel shall be acceptable to the Banks, in their sole discretion) in form and content satisfactory to the Banks, dated as of, or prior to, the date of this Agreement, addressed to the Banks.

               (5) An original resolution of the members of the Company, certified as of the date of this Agreement by an individual possessing powers on behalf of the Company analogous to those of a corporate secretary (such individual is for purposes of this Agreement hereinafter referred to as the "Secretary"), authorizing the execution, delivery and performance of this Agreement and the Notes, and all other instruments or documents to be delivered by the Company pursuant to this Agreement;

               (6) A certificate of the Company's Secretary in the form attached hereto as Exhibit F as to the incumbency and authenticity of the
                   ---------
signatures of the representatives of the Company executing this Agreement and the Notes and each Request and all other instruments or documents to be delivered pursuant hereto (the Banks being entitled to rely thereon until a new such certificate has been furnished to the Banks);

               (7) Original financial statements of the Company for the most recent fiscal year end (the "Statement Date") containing a balance sheet and related statements of income and retained earnings and changes in financial position for the period ended on the Statement Date, all prepared in accordance with a tax basis of accounting , and applied on a basis consistent with prior periods and acceptable to the Banks;

               (8) Financial statements of the Guarantor, duly certified as true, correct and complete by an officer, dated no less recently than June 30, 1999;

               (9) Copies of the Company's insurance policies or certificates in lieu of policies, all in form and content satisfactory to the Bank, showing compliance by the Company as of the date of the initial Advance with the related provisions of Section 6.9 hereof;

               (10) A certified copy of the Investment Criteria; and

               (11) Payment to Banks for reimbursement of out-of-pocket fees and expenses incurred by Banks in connection with the negotiation and documentation of the Loan.

               (12) A UCC-1 Financing Statement, in the form of Exhibit G
                                                                ---------
attached hereto executed by Borrower and evidencing Borrower's grant to Agent on behalf of the Banks of a security interest in the Collateral. (Notwithstanding anything to the contrary in this Agreement, the Banks shall be under no obligation to fund any Advance hereunder until the

Banks shall have received a post-filing lien search evidencing the appropriate filing of the Financing Statement and disclosing no notice of any liens or encumbrances filed against any of the Collateral other than the Financing Statement and other liens in favor of the Banks.)

               (13) Uniform Commercial Code, pending litigation, tax lien, judgment and bankruptcy searches dated no more than thirty (30) days prior to the date hereof and updated as frequently as the Banks may reasonably request.

               (14) Such other documents, instruments and agreements as the Banks shall reasonably request, in form and substance satisfactory to the Banks.

               (15) At the sole discretion of the Banks, the Banks may require any member or manager of the Company, all Affiliates of the Company or of any Subsidiary of the Company, and the Guarantor, to whom, or to any of whom, the Company shall be indebted as of the date of this Agreement, to duly execute a Subordination of Debt Agreement, in form attached hereto as Exhibit H; and the
                                                            ---------
Banks shall have received an executed copy of said Subordination of Debt Agreement, certified by the Secretary of the Company to be true, correct and complete and in full force and effect as of the date of the Advance, or if a Subordination of Debt Agreement has been executed and delivered previously, an acknowledgment by such creditor of the increased amount of the Loan hereby evidenced and the continued validity of such Subordination of Debt Agreement with respect to the Loan as hereby restated.

     Section 4.2  Each Advance.  The obligation of the Banks to make each
                  ------------
Advance is subject to the satisfaction, in the reasonable discretion of the Banks, as of the date of each such Advance, of the following additional conditions precedent:

          4.2(a) Prior to making any Advance with respect to a specific Project, the Banks shall have received and approved, in the Banks' reasonable discretion, the Limited Partnership Documents with respect to such Project. The Banks, upon completion of such review, shall give the Company verbal approval or disapproval of any specific Project, in the Banks' reasonable discretion. All Projects which are approved by the Banks shall be deemed "Eligible". The Banks shall deliver to the Company a written explanation for any Project which is disapproved.

          4.2(b) At least three (3) Business Days before the requested date of each Advance, the Company shall have delivered to the Banks the Request duly executed by Borrower, and the Limited Partnership Documents called for thereunder, and shall have satisfied the procedures set forth in Sections 2.2(a) through 2.2(e) hereof and the applicable Exhibits hereto described in those Sections. All items delivered to the Bank must be reasonably satisfactory to the Banks in form and content, and the Banks, in their reasonable discretion, may reject such of them as do not meet the requirements of this Agreement.

          4.2(c) The Banks shall have received evidence reasonably satisfactory to them as to the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Banks in the Collateral under the Uniform Commercial Code of the State of Illinois or other applicable law.

          4.2(d)  The representations and warranties of the Company contained in
Article V hereof shall be true and correct in all material respects as if made on and as of the date of each Advance.

          4.2(e) The Company and the Guarantor shall have performed all agreements to be performed by them hereunder and under the Guaranty, respectively, and after giving effect to the requested Advance, there shall exist no Default hereunder.

          4.2(f) The Company shall not have (i) incurred any material liabilities, direct or contingent, other than Subordinated Debt and debt in the ordinary course of its business, since the dates of the Company's most recent financial statements theretofore delivered to the Banks or (ii) experienced any other material adverse change in its business or operations which could materially and adversely affect the Company's ability to repay Advances hereunder.

          4.2(g) The Banks shall have received from counsel for the Company or counsel for the Guarantor, or both, if requested by the Banks, in their reasonable discretion, an updated opinion, in form and substance reasonably satisfactory to the Banks, addressed to the Banks and dated as of the date of such Advance, covering such of the matters set forth in the opinion delivered to the Banks in connection with the initial Advance as the Banks may reasonably request, provided, however, that the Company shall not be required to provide more than one (1) such updated opinion per year.

          4.2(h) The Banks shall have received from counsel acceptable to the Banks, a written opinion of counsel confirming the availability to the Banks of low income housing tax credits or historical rehabilitation tax credits in the event the Banks succeed to ownership of the Limited Partnership Interests pledged as security pursuant to this Agreement, provided, however, that the Company shall not be required to provide more than one (1) such opinion per Project.

          4.2(i) The Banks shall have received such other documents, instruments and agreements as the Banks may reasonably request, in form and substance reasonably satisfactory to the Banks.

          4.2(j) As of the date hereof and the date of each Advance, the Company shall be in compliance with all of the terms and provisions set forth in this Agreement, the other Loan Documents and the Collateral Documents on its part to be observed or performed, and no Event of Default, nor any event which upon notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing.

          Acceptance of the proceeds of the requested Advance by the Company shall be deemed a representation by the Company that all conditions set forth in this Section 4.2 shall have been satisfied as of the date of such Advance.

                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Banks to enter into this Agreement and make each Advance, the Company hereby represents and warrants to the Banks, as of the date of this Agreement and as of the date of each Request, that:

     Section 5.1  Organization; Good Standing; Subsidiaries.  The Company is a
                  -----------------------------------------
limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the full legal power and authority to own its assets and to carry on its business as currently conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary.

     Section 5.2  Authorization and Enforceability.  The Company has the power
                  --------------------------------
and authority to execute, deliver and perform this Agreement, the Notes and all other documents contemplated hereby or thereby. The Guarantor has the power and capacity to execute, deliver and perform the Guaranty. The execution, delivery and performance by the Company of this Agreement, the Notes and all other documents contemplated hereby or thereby and the making of the borrowing hereunder and thereunder, have been duly and validly authorized by all necessary action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of organization or operating agreement of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company, or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its assets may be bound or affected. This Agreement, the Notes and all other documents contemplated hereby or thereby and the Guaranty constitute legal, valid, and binding obligations of the Company or of the Guarantor, respectively, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

     Section 5.3  Approvals.  The execution and delivery of this Agreement, the
                  ---------
Notes and all other documents contemplated hereby or thereby and the performance of the Company's obligations hereunder and thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority, other than any license, consent, approval or action which has been obtained or taken.

     Section 5.4  Financial Condition.  The balance sheet of the Company as at
                  -------------------
the Statement Date, and the related statements of income and changes in members' equity for the fiscal year ended on the Statement Date, heretofore furnished to the Banks, fairly present the financial condition of the Company as of the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Banks in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company which could result in a breach of the covenants set forth in Article VII hereof, nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

     Section 5.5  Litigation.  Other than as previously disclosed to the Banks,
                  ----------
there is no action, suit or proceeding or any investigation pending or, to the best of Borrower's knowledge, threatened, against Borrower or Guarantor by or before any court, arbitrator or governmental or administrative body, agency commission, board, bureau or other government instrumentality which, if determined adversely, is likely to have a material adverse effect on the activities, operations, assets, or properties, or on the condition, financial or otherwise, of Borrower or Guarantor, or materially impair the ability of Borrower or Guarantor to perform their obligations under this Agreement or any other Loan Document to which it is a party. Neither Borrower nor Guarantor is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or any governmental or administrative body or agency or other government instrumentality, which would likely have a material adverse effect on the activities, operations, assets or properties, or on the condition, financial or otherwise, of Borrower or Guarantor, or would materially impair the ability of Borrower or Guarantor to perform their obligations under this Agreement or any other Loan Document to which it is a party, and to Borrower's knowledge, there is no state of facts presently existing which is likely to cause such a default.

     Section 5.6  No Conflicts.  The execution and delivery of and performance
                  ------------
by Borrower and Guarantor under this Agreement and the other Loan Documents, and the borrowing hereunder, will not (a) violate any provision of law, order, rule, or regulation of any court or governmental or regulatory body, the articles of organization or the operating agreement of the company, or any indenture, agreement or instrument to which Borrower or Guarantor is a party or by which Borrower or Guarantor or their assets or properties are bound, or (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or instrument, or (c) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets or properties of Borrower or Guarantor, except as otherwise permitted, required or contemplated by the Loan Documents. Neither Borrower nor Guarantor is a party to any indenture, agreement or instrument, or subject to any restriction (including, without limitation, any restriction set forth in the articles of organization or the operating agreement of the Company) or the terms of any Project Partnership Agreement pursuant to which Borrower has purchased a Limited Partnership Interest which materially adversely affects the ability of Borrower or Guarantor to perform their obligations under the Loan Documents. Neither Borrower nor Guarantor is in default (beyond applicable cure periods) under any indenture, agreement or instrument for borrowed money, and neither is in default (beyond applicable cure periods) under any indenture, agreement or instrument which, if in default, might reasonably be expected to result in a material adverse change in the activities, operations, assets or properties, or in the condition, financial or otherwise, of Borrower or Guarantor, or to impair the ability of Borrower or Guarantor to perform their obligations under the Loan Documents to which it is a party.

     Section 5.7  No Default.  To Borrower's knowledge, Borrower is in
                  ----------
compliance with all of the terms and provisions set forth in this Agreement and the other Loan Documents on its part to be observed or performed, and to Borrower's knowledge, no Event of Default specified in Article VIII hereof, nor any event which upon notice or lapse of time or both would constitute any such Event of Default, has occurred and is continuing.

     Section 5.8  Tax Returns.  Borrower and Guarantor have each filed all tax
                  -----------
returns required to be filed in any jurisdiction, and have paid all taxes, assessments, fees or other governmental charges which have become due and payable, except for any taxes which are being timely contested in good faith by appropriate proceedings, and for which adequate reserves have been established. As of the date of this Agreement, no such taxes are being contested, and Borrower and Guarantor, as the case may be, shall promptly notify Lender of the instigation against either of them of any such proceedings. Except as disclosed to the Banks, there are no tax audits presently being conducted or to Borrower's knowledge threatened in respect of Borrower or Guarantor.

     Section 5.9  Validity of Subscription Agreements.  To the best of
                  ------------------------------------
Borrower's knowledge, each of the Subscription Agreements and all rights and interests in connection therewith are valid and enforceable in accordance with the organizational documents of the respective Portfolio Entity pursuant to which they are created and governed. The Person or Persons assigning or pledging Pledged Subscription Agreements has or have the unrestricted right and power to do so. Borrower has not assigned or pledged, shall not assign or pledge, , has not allowed to be assigned or pledged and is not aware of any other Person who has assigned or pledged other than to the Agent for the account of the Banks, any interest in or to any Pledged Subscription Agreement.

     Section 5.10 Compliance with Laws.  To Borrower's knowledge, neither the
                  --------------------
Borrower nor Guarantor is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole.

     Section 5.11 Regulation U.  The Company is not engaged principally, or as
                  ------------
one of its major activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

     Section 5.12  Investment Company Act.  The Company is not an "investment
                   ----------------------
company," or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 5.13  Title to Properties. The Company has good, valid, insurable
                   -------------------
(in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements and those in favor of the Banks.

     Section 5.14  ERISA.  All plans ("Plans") of a type described in Section
                   -----
3(3) of ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer", as defined in Section 3(8) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such plan, and to Borrower's knowledge, no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

     Section 5.15  Representations and Warranties. To Borrower's knowledge, no
                   ------------------------------
representation, warranty or statement of Borrower or Guarantor included in this Agreement or any document furnished to Lender pursuant thereto, or in connection with the transactions contemplated therein, contains any untrue statement of a material fact, or omits any material fact, the omission of which would be misleading.

     Section 5.16  Sale of Limited Partnership Interests; No Default.
                   -------------------------------------------------

     (a) Borrower has not sold any Pledged Limited Partnership Interests nor received any payment therefor which has not been forwarded to Lender, except as permitted hereunder.

     (b) Borrower is not aware of the occurrence of any event of default by any party under any of the Project Partnership Agreements.

     Section 5.17  Validity of Limited Partnership Interests.  To the best of
                   -----------------------------------------
Borrower's knowledge, each of the Pledged Limited Partnership Interests and all rights and interests in connection therewith are valid and enforceable in accordance with the respective Project Partnership Agreements pursuant to which they are created and governed. Borrower has the unrestricted right to assign and pledge, or to cause to be assigned and pledged to Lender each

Pledged Limited Partnership Interest. Except as permitted under Section 5.18(b), Borrower has not and shall not assign or pledge to any person other than the Agent for the account of the Banks, any interest in or to any Pledged Limited Partnership Interest, except for transfers of Pledged Limited Partnership Interests to Portfolio Entities in compliance with this Agreement.

     Section 5.18  Special Representations Concerning Collateral. The Company
                   ---------------------------------------------
hereby represents and warrants to the Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

          5.18(a) Except for Pledged Subscription Agreements and except as permitted under Section 5.18(b), the Company or a Portfolio Entity owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and the other Loan Documents. Except as permitted under Section 5.18(b), no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent for the account of the Banks relating to this Agreement. The Pledged Subscription Agreements, are free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and the other Loan Documents.

          5.18(b) To the best of Borrower's knowledge, this Agreement, together with the Security Agreement, duly filed financing statements and the documentation executed in connection with Pledged Subscription Agreements, create, or will create at the time of execution, delivery and filing a valid and perfected security interest in, or assignment of, the Collateral, securing the payment of the Loan, subject to Sections 2.5(b), 2.7(c) (7) and 3.3 of this Agreement, and to the best of Borrower's knowledge, all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly taken. The Banks' security interest in the Collateral is a first priority security interest except in those cases where the Project Partnership Agreement requires that the Pledged Limited Partnership Interest be pledged to secure the Company's obligations to make capital contributions, in which case the Banks' security interest shall be subordinate to such pledge only and no others. Upon request, the Banks shall deliver reasonable subordination agreements and other documents to provide evidence of such subordination.

          5.18(c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (other than those that have been or will be obtained, delivered or filed, as applicable) for (i) the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company or (ii) to the best of Borrower's knowledge, for the perfection of or the exercise by the Banks of their rights and remedies hereunder, other than the filing of a financing statement which has been duly executed by the Company and delivered to the Agent for filing.

          5.18(d) The principal office of the Company for purposes of Section 9-103 of the Uniform Commercial Code is located at the address set forth at the front of this Agreement.

          5.18(e) Each Pledged Limited Partnership Interest conforms to the requirements and the specifications set forth in the Investment Criteria except for Nonconforming Projects and for such deviations as have been specifically approved in writing by the Banks.

          5.18(f) In each instance the applicable Collateral Documents have been duly executed by the appropriate parties thereunder and there have been filed all required documents in the appropriate offices to create valid and legally binding business entities enforceable in accordance with their terms. The full original principal amount of each Advance has been fully advanced or disbursed to the Project Partnership named therein. This representation shall be effective as of delivery to the Agent of the applicable Collateral Documents.

          5.18(g) The books, records, accounts and reports of the Company with respect to the Pledged Limited Partnership Interests and the Pledged Subscription Agreements have been prepared and maintained in a prudent business fashion.

          5.19     Representations Concerning Guaranty.  To the best of
                   -----------------------------------
Borrower's knowledge, the Guaranty is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. No facts or circumstances known to Borrower exist which would cause Borrower to believe that any Advance may not be paid in full when due or that any defense, offset or counter-claim exists or may be asserted by Guarantor with respect to its obligations under the Guaranty.

          5.20     Year 2000. The Borrower has reviewed the areas within its
                   ---------
business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis the risk that certain computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). To the best of Borrower's knowledge, the Year 2000 Problem will not result, and is not reasonably expected to result, in any material adverse effect on the business, properties, assets, financial condition, results of operations or prospects of the Borrower, or the ability of the Borrower to duly and punctually pay or perform its obligations hereunder and under the other Loan Documents.


                                  ARTICLE VI
                             AFFIRMATIVE COVENANTS

     The Company agrees that so long as the Commitment is outstanding or there remain any obligations of the Company to be paid or performed under this Agreement or under the Notes, the Company shall:

     Section 6.1   Use of Proceeds.  Use the proceeds of the Loan solely and
                   ---------------
exclusively for the purposes and subject to the conditions set forth in Article II hereof, and Borrower shall not engage in any business other than that described in Article II.

     Section 6.2  Payment of Notes.   Punctually pay or cause to be paid the
                  ----------------
principal and interest on and all other amounts due and payable hereunder and under the Notes in accordance with the terms hereof and thereof.

     Section 6.3  Financial Statements and Other Reports.  Deliver to the Banks:
                  --------------------------------------

          6.3(a) Upon request by the Banks, as soon as available and in any event within thirty (30) days after each calendar month, statements of income and changes in members' equity of the Company for the immediately preceding month, and related balance sheets as of the end of the immediately preceding month, all in reasonable detail and certified by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

          6.3(b) As soon as available and in any event within ninety (90) days after the close of each of the first three fiscal quarters of the Company in each fiscal year: statements of income and changes in members' equity of the Company for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as at the end of such fiscal quarter, all in reasonable detail and certified by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

          6.3(c) As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Company: a statement of income and changes in members' equity of the Company for such year, the related balance sheet as at the end of such year, all in reasonable detail and accompanied by an opinion of an accounting firm reasonably satisfactory to the Banks, or other independent public accountants of recognized standing selected by the Company and acceptable to the Banks, as to said financial statements and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company as at the end of, and for, such year.

          6.3(d) Together with each delivery of financial statements pursuant to Sections 6.3(b) and 6.3(c) hereof, an Officer's Certificate stating that the signatory or signatories thereto have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signatory or signatories thereto do not have knowledge of the existence as of the date of the Officer's Certificate, of any Event of Default or if any Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

          6.3(e) As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Guarantor, current financial statements of the Guarantor, signed by Guarantor's chief financial officer, and dated not more than one hundred twenty (120) days prior to the date of required delivery to the Banks hereunder.

          6.3(f) Reports in respect of the Pledged Limited Partnership Interests in such detail and at such times as the Banks in their reasonable discretion may request at any time or from time to time, including without limitation financial reports on any Portfolio Entities.

          6.3(g) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto.

          6.3(h) Within ninety (90) days after the end of each fiscal year, copies of the most recent reports delivered to Investors, which reports shall include:

                  1. A report on the status and financial condition of each Project Partnership and the Borrower's Limited Partnership Interests in such Project Partnerships;

                  2. A report of the activities and investments of Borrower during the period since the last report, including a description of all transactions during such period between the Borrower and each Project Partnership;

                  3. A listing of all Project Partnerships invested in directly or indirectly by Borrower;

                  4. The status of any construction or rehabilitation to be performed in connection with each Project, which information shall be provided until Project construction or rehabilitation is complete;

                  5. A description of the geographic area in which each Project is located;

                  6. The amount of capital raised by Borrower and not directly or indirectly invested in Projects as of the date of each report, in terms of dollars and percentage of total capital raised by the Borrower; and

                  7. Within ninety (90) days after the end of each taxable year of each Project Partnership or within thirty (30) days after receipt by the Borrower of any such report, whichever is later, a copy of the financial report of each Project Partnership in which Borrower has invested.

          6.3(i) Immediately upon the receipt by Borrower thereof, any notice of an Internal Revenue Service proceeding involving a Project Partnership.

          6.3(j) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company or any Portfolio Entity as the Banks may reasonably request.

          All financial statements and reports furnished to the Banks hereunder shall be prepared in accordance with GAAP consistently applied, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Statement Date (except to the extent otherwise required to conform to good accounting practice or to convert from a tax basis of accounting to GAAP).

     Section 6.4  Maintenance of Existence; Conduct of Business.  Preserve and
                  ---------------------------------------------
maintain its limited liability company existence in good standing and all of its rights, privileges, licenses, qualifications and franchises necessary or desirable in the normal conduct of its business, conduct its business in an orderly and efficient manner; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

     Section 6.5  Compliance with Applicable Laws.  Comply with the requirements
                  -------------------------------
of all applicable laws, rules, regulations and orders of any governmental authority and prudent industry standards, a breach of which could materially adversely affect its business, operations, assets, or financial condition or which could materially adversely impair the ability of Company to perform its obligations hereunder, except where contested in good faith and by appropriate proceedings.

     Section 6.6  Inspection of Properties and Books.  Permit authorized
                  ----------------------------------
representatives of the Banks (who may be employees of the Banks or independent contractors), its parent company or affiliates to discuss the business, operations, assets and financial condition of the Company with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Banks may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly and fully any and all questions that the officers of the Banks or any authorized representatives of the Banks may address to them in reference to the financial condition or affairs of the Company. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Banks and the Company accountants held in accordance with this authorization.

     Section 6.7  Notice.  Give prompt written notice to the Banks of (a) any
                  ------
action, suit or proceeding instituted by or against the Company or, if the amount of damages claimed exceeds $100,000, Guarantor in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), or any such proceedings threatened against the Company in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax lien against it, or any of its assets or the Guarantor or Guarantor's assets, (c) the occurrence of any Event of Default hereunder, (d) any demand by any Investor for either the repurchase by the Company of a Limited Partnership Interest or indemnification with respect thereto and (e) any other action, event or condition of any nature which may lead to or result in a material (i.e., with a monetary value equal to or in excess of $100,000) adverse effect upon the business, operations, assets, or financial condition of the Company or Guarantor or which, with or without notice or lapse of time or both, would constitute a default under any other material agreement, instrument or indenture to which the Company is a party or to which the Company, its properties or assets may be subject.

     Section 6.8   Payment of Taxes, etc.  Pay and discharge or cause to be paid
                   ---------------------
and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company upon the Company's income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

     Section 6.9   Insurance.  Will maintain in such amounts and against such
                   ---------
risks as is, and to the extent, customarily carried by similar businesses (a) errors and omissions insurance and blanket bond coverage, and (b) liability insurance and fire and other hazard insurance on its properties,; and (c) within thirty (30) days after notice from the Banks, will obtain such additional insurance as the Banks shall reasonably require, all at the sole expense of the Company. Copies of all such policies or certificates of insurance shall show each Bank as "lender's loss payee" and shall be furnished to the Banks without charge upon request of the Banks.

     Section 6.10  Subordination of Certain Indebtedness.  Will cause any
                   -------------------------------------
indebtedness of the Company, incurred after the date of this Agreement, to any member or manager of the Company, or to any Affiliate of the Company or of any Subsidiary of the Company, or to the Guarantor, or to any third party, to be subordinated to all obligations of the Company under this Agreement and the Notes, by the execution of a Subordination of Debt Agreement in the form attached hereto as Exhibit H and will deliver to the Banks executed copies of
                   ---------
said Agreement, certified by the Secretary of the Company to be true and complete and in full force and effect.

     Section 6.11  Other Loan Obligations.  Will perform all obligations under
                   ----------------------
the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company is bound or to which any of its property is subject, and will promptly notify the Banks in writing of the cancellation or reduction of any of its other mortgage warehousing lines of credit or agreements with any other lender.

     Section 6.12  Loan To Be in Balance.  At all times during the term of this
                   ---------------------
Loan the aggregate of the principal balance of all outstanding Advances and the stated amount of all issued Letters of Credit must be less than or equal to the total of (i) the Eligible Value of all Pledged Limited Partnership Interests, plus (ii) capitalized interest.

     Section 6.13  Special Affirmative Covenants Concerning Collateral.
                   ----------------------------------------------------

          6.13(a) The Company warrants and will defend the right, title and interest of the Banks in and to the Collateral against the claims and demands of all persons whomsoever, subject to the terms of Section 5.18(b) hereof.

          6.13(b) The Company shall execute and deliver to the Banks such Uniform Commercial Code financing statements with respect to the Collateral as the Banks may reasonably request. The Company shall also execute and deliver to the Banks such further instruments of pledge or collateral assignment or transfer, and such powers of attorney, as reasonably required by the Banks, and shall do and perform all matters and things reasonably necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Banks under this Agreement. The Banks shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Illinois, or any other applicable law, in addition to all rights provided for herein.

          6.13(c) The Company shall maintain, at its principal office or in the office of a computer service bureau engaged by the Company and approved by the Banks, and, upon request, shall make available to the Banks the originals, or copies in any case where the original has been delivered to the Banks, or to a Portfolio Entity, all Collateral related documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

          6.14     Operating Agreement.  Borrower will promptly furnish to the
                   -------------------
Banks a copy of any change to the Borrower's operating agreement.

          6.15     Net Income.  The Company shall, throughout the term of this
                   ----------
Agreement maintain  positive net income, tested, in all cases, on a rolling four
(4) quarter basis.

          6.16     Portfolio Entity.  The Company shall cause the Initial
                   ----------------
Installment with respect to each Portfolio Entity to be not less than fifteen percent (15%) of such Portfolio Entity's Capitalization.

                                  ARTICLE VII
                              NEGATIVE COVENANTS

     The Company agrees that so long as the Commitment is outstanding or there remain any obligation of the Company to be paid or performed hereunder or under the Notes, the Company shall not, either directly or indirectly, without the prior written consent of the Banks:

     Section 7.1  Indebtedness.  Incur, assume, guarantee, endorse, or otherwise
                  ------------
become liable for any obligation or indebtedness on the Company's own behalf or on behalf of any other person or entity except for (i) the Company's obligations to make capital contributions pursuant to its investments in Project Partnerships and Portfolio Entities, (ii) Subordinated Debt of the Company,
(iii) endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (iv) trade payables incurred in the ordinary course of business.

     Section 7.2  Merger; Sale of Assets; Acquisitions; Change in Control;
                  --------------------------------------------------------
Change of Senior Management.  Except in the ordinary course of business as
---------------------------
described in Article II of this Agreement, liquidate, dissolve, consolidate or merge or sell, transfer or otherwise dispose of, any substantial part of its assets, nor acquire substantially all of the assets of another, nor permit any change which would result in (i) Prism/Apollo, Inc. personally owning, directly or through one or more Affiliates, less than fifty-one percent (51%) of the membership interests in the Company; or (ii) a "Major Decision" as set forth in the Company's Operating Agreement as of September 2, 1999 requiring the consent of a Person other than Prism/Apollo, Inc..

     Section 7.3  Deferral of Subordinated Debt.  Pay in advance of the stated
                  -----------------------------
maturity thereof any Subordinated Debt of the Company to the lender thereof and if an Event of Default hereunder shall have occurred and be continuing, make any payment of any kind thereafter on such Subordinated Debt until all obligations of the Company hereunder and under the Notes have been paid and performed in full. This does not prohibit the payment of interest and principal on Subordinated Debt provided the following conditions are satisfied:

                  a.   Intentionally Omitted;

                  b. No payment shall be made which would cause the Company to be in violation of any provision of this Agreement; and

                  c. At the time of any such payment there exists no Event of Default, or event which with the passage of time or giving of notice, or both, would constitute an Event of Default.

     Section 7.4  Positive Tangible Net Worth of the Company.  Permit the
                  ------------------------------------------
Company at any time to have a negative Tangible Net Worth.

     Section 7.5  Company Profitability.  Permit the Company at any time to show
                  ---------------------
a net loss for any annual reporting period.

     Section 7.6  Loans to Managers and Members.  Make any personal loans or
                  -----------------------------
advances to any of the Company's managers, employees or members, except as described in the Company's Operating Agreement and except for loans to cover, or in lieu of, salaries in an aggregate amount not to exceed $200,000 annually.

     Section 7.7  Loans to Affiliates.  Make any loans to Affiliates, except as
                  -------------------
provided in Section 7.6, and except to Project Partnerships for pre-development purposes.

     Section 7.8  Performance of Portfolio Entities.  Permit any Portfolio
                  ---------------------------------
Entity to show a net loss (i.e., the Capitalization Proceeds of such Portfolio Entity when fully funded must exceed the aggregate of Costs of all Pledged Limited Partnership Interests owned by such Portfolio Entity).

     Section 7.9  Special Negative Covenants Concerning Collateral.
                  ------------------------------------------------

          7.9(a) Except as permitted by this Agreement, the Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein.

          7.9(b) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

          7.10    Intentionally Omitted.
                  ----------------------

          7.11    Other Financing.  Except as otherwise permitted under this
                  ---------------
Agreement, Borrower will not enter into any other financing transactions as a lender or a borrower or incur any debt for its own account or for the account of any Investor without the Banks' prior written approval.

          7.12    Tangible Net Worth of Prism.  Allow Prism's "Tangible Net
                  ---------------------------
Worth" as defined in the Credit Agreement to be less than the required amount set forth in Section 6.15.2 of the Credit Agreement.

          7.13    Leverage Ratio (Prism).  Allow Prism's "Leverage Ratio", as
                  ----------------------
defined in the Credit Agreement, to be greater than the maximum ratio allowed by
Section 6.15.1 of the Credit Agreement.

          7.14    Acknowledgment.  The Company acknowledges and agrees that it
                  --------------
shall be bound by the financial benchmarks set forth in the covenants contained in Section 7.12 and 7.13 hereof whether or not the Company is in a position to control directly the operations of activities of the Person to whom such benchmarks are ascribed.


                                 ARTICLE VIII
                              DEFAULTS; REMEDIES

     Section 8.1  Events of Default.  The occurrence of any of the following
                  -----------------
conditions or events shall be an event of default ("Event of Default"):

          8.1(a) Failure to pay the principal of any Advance when due and such failure continues for more than five (5) days after notice of such failure is given by Agent to Borrower, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement when due and such failure continues for more than five (5) days after notice of such failure is given by Agent to Borrower; or

          8.1(b) Failure of the Company or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation beyond any period of grace provided; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, note, mortgage, security agreement, indenture or other agreement relating thereto (which continues beyond applicable cure periods), if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company in the aggregate amount of $100,000 or more to become or be declared due prior to its stated maturity; or

          8.1(c) Any of the Company's representations or warranties made herein or in any statement or certificate at any time given by the Company in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

          8.1(d) The Company shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in subsections 8.1(a), (b) or (c) and such default shall not have been remedied or waived within thirty (30) days after receipt of notice from the Agent of such default; or

          8.1(e) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Company or of the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed within 20 days; or (2) any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or of the Guarantor, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or of the Guarantor for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or of the Guarantor, and the continuance of any such events in this clause (2) for sixty (60) days unless dismissed, bonded off or discharged; or

          8.1(f) The Company or the Guarantor shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or the Guarantor of any assignment for the benefit of creditors; or the inability or failure of the Company or of Guarantor, or the admission by the Company or the Guarantor in writing of its inability to pay its debts as such debts become due; or

          8.1(g) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $25,000 shall be entered or filed against the Company or the Guarantor or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          8.1(h) Any order, judgment or decree shall be entered against the Company decreeing the dissolution, liquidation or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

          8.1(i) Any Plan maintained by the Company or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

          8.1(j) The Company or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $25,000.

     Section 8.2  Remedies.
                  --------

          8.2(a)  Upon the occurrence of any Event of Default described in
Section 8.1(e) or (f) the unpaid principal amount of and accrued interest on the Notes shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

          8.2(b) Upon the occurrence of any Event of Default (other than those described in Section 8.1(e) or (f)), the Banks may, by written notice to the Company declare all or any portion of the Advances to be due and payable whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Banks to make Advances shall thereupon terminate.

          8.2(c) Upon the occurrence of any Event of Default, the Banks, acting through the Agent, may also do any one or more or all of the following:

                  (1) Foreclose upon or otherwise enforce its security interest in and Lien on all of the Collateral or on any portion thereof to secure all payments and performance of obligations owed by the Company under this Agreement subject to Sections 2.5(b), 2.7(c) (7) and 3.3 hereof.

                  (2) Notify all obligors of Collateral or on any portion thereof that the Collateral has been assigned to the Banks and that all payments thereon are to be made directly to the Agent for the account of the Banks or such other party as may be designated by the Agent; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or Investor or any portion of the Collateral, on terms acceptable to the Agent; enforce payment and prosecute any action or proceeding with respect to and any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                  (3) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of the State of Illinois or the state in which the Collateral is located, including but not limited to selling the Collateral at public or private sale. The Agent shall give the Company not less than ten
(10) days' notice of any such public sale or of the date after which private sale may be held. The Company agrees that ten (10) days' notice shall be reasonable notice. At any such sale the Collateral may be sold as an entirety or in separate parts, as the Agent may determine. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent for the account of the Banks until the selling price is paid by the purchaser thereof, but the Banks shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent for the account of the Banks may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon all or any portion of the Collateral or to foreclose the pledge and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or both.

                  (4) Proceed against the Company on the Notes or, subject to the limitations on amounts recoverable against the Guarantor set forth in the Guaranty, against the Guarantor under the Guaranty, or both.

                  (5) Pursue any rights and/or remedies available at law or in equity against the Company or subject to the limitations on amounts recoverable against the Guarantor set forth in the Guaranty, the Guarantor or both.

          8.2(d) The Banks shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale. The Company hereby waives any claims it may have against the Banks arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Banks accept the first offer received and do not offer the Collateral, or any part thereof, to more than one offeree.

          8.2(e) The Company waives any right to require the Banks to (1) proceed against any Person, (2) proceed against or exhaust all or any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power.

          8.2(f) The Banks may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the priority of, or the security intended to be afforded by, any item included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums, if applicable. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Banks in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the rate of interest specified in the Notes, from the time of payment until repaid, shall become a part of principal balance outstanding under the Notes.

          8.2(g) No failure on the part of the Banks to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Banks of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     Section 8.3  Application of Proceeds.  Subject to Sections 2.5(b),
                  -----------------------
2.5(c)(7) and 3.3 of this Agreement, the proceeds of any sale or other enforcement of the Banks' security interests in all or any part of the Collateral shall be applied by the Agent for the account of the Banks:

          First, to the payment of the costs and expenses of such sale or
          -----
enforcement, including reasonable compensation to the Banks' agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Banks in connection therewith;

          Second, to the payment of any other amounts due (other than principal
          ------
and interest) under the Notes or this Agreement;

          Third, to the payment of interest accrued and unpaid on the Notes;
          -----

          Fourth, to the payment of the outstanding principal balance of the
          ------
Notes; and

          Finally, to the payment to the Company, or to its successors or
          -------
assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. If the proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Notes and all other amounts due hereunder, the Company shall remain liable for any deficiency.

     Section 8.4  Agent Appointed Attorney-in-Fact.  The Agent is hereby
                  --------------------------------
appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions of this Article following an Event of Default and taking any action and executing any instruments which the Banks may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, following an Event of Default, the Agent shall have the right and power to give notices of the Banks' security interest in the Collateral to any Person, either in the name of the Company or in its own name, or to receive, endorse and collect a11 checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Limited Partnership Interests or and to give full discharge for the same.

     Section 8.5  Right of Set-Off.  If an Event of Default shall occur and be
                  ----------------
continuing, the Banks, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by the Banks or a parent company, affiliate or subsidiary of the Banks, to or for the credit of the account of the Company against and on account of the obligations and liabilities of the Company under the Notes and this Agreement, irrespective of whether or not the Banks shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured.

     Section 8.6  Reasonable Assurances.  If, at any time during the term of the
                  ----------------------
Agreement, any Bank has reason to believe that Company is not conducting its business in accordance with, or otherwise is not satisfying: (i) all applicable statutes, regulations, rules, and notices of federal, state, or local governmental agencies or instrumentalities, (ii) all applicable requirements of the Banks, as set forth in this Agreement, then, any Bank shall have the right to demand, pursuant to written notice from such Bank to Company specifying with particularity the alleged act, error or omission in question, reasonable assurances from Company that such a belief is in fact unfounded, and any failure of Company to provide to Bank such reasonable assurances in form and substance reasonably satisfactory to such Bank, within the time frame specified in such written notice shall itself constitute an Event of Default hereunder. Company hereby authorizes any Bank to take such actions as may be necessary or appropriate to confirm the continued eligibility of Company for Advances hereunder, including without limitation (i) ordering credit reports and (ii) contacting Investors.

                                  ARTICLE IX
                     REIMBURSEMENT OF EXPENSES; INDEMNITY

     The Company shall:

     Section 9.1  Cost of Preparation and Enforcement.  Pay all out-of-pocket
                  -----------------------------------
costs and expenses of the Banks, including reasonable attorney's fees and expenses, in connection with the successful enforcement of this Agreement, the Notes, and other documents and instruments related hereto and the making and repayment of the Advances and the payment of interest thereon, provided that the Company shall only be obligated to pay the fees and expenses of a single attorney (or firm) hired to represent all of the Banks in connection with any such enforcement.

     Section 9.2  Payments of Taxes.  Pay, and hold the Banks and any holder of
                  -----------------
the Notes harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Banks and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes, provided that the Company shall only be obligated to pay the fees and expenses of a single attorney (or firm) hired to represent all of the Banks in connection with any such enforcement.

     Section 9.3  Indemnification.  Indemnify, pay and hold harmless the Banks
                  ---------------
and any of their officers, directors, employees or agents and any subsequent holder of the Note from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") (excluding any such Indemnified Liabilities resulting from gross negligence or willful misconduct by any Bank in performing any of its obligations under this Agreement, the Notes, or any other document referred to herein as established in a suit between the Company and one or more of the Banks which may be the same suit in which indemnification is being sought hereunder by the Banks) which may be imposed upon, incurred by or asserted against the Banks or such holder in any way relating to or arising out of this Agreement, the Notes, or any other document referred to herein or any of the transactions contemplated hereby or thereby to the extent that any such Indemnified Liabilities result (directly or indirectly) from (i) the breach or material inaccuracy or incompleteness of any representation or warranty made by the Company in this Agreement or any schedule, statement, Exhibit or certificate furnished by the Company pursuant to this Agreement or (ii) the failure by the Company to observe or perform any term or provision of this Agreement or of any agreement executed in connection herewith, including without limitation any claims made, or any actions, suits or proceedings commenced or threatened, by or on behalf of any creditor (excluding the Banks and the holder or holders of the Notes), security holder, shareholder, mortgagor, customer (including, without limitation, any person or entity having any dealings of any kind with the Company), member, manager, trustee, director, officer, employee and/or agent of the Company acting in such capacity, the Company or any governmental regulatory body or authority (excluding the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and any other banking regulatory body or authority having jurisdiction over the Banks).

                                   ARTICLE X
                                   THE AGENT

     Section 10.1 Appointment and Authorization.  Each Bank hereby irrevocably
                  -----------------------------
(subject to Section 10.10) appoints, designates and authorizes the Agent to take
            -------------
such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     Section 10.2  Delegation of Duties.  The Agent may execute any of its
                   --------------------
duties under this Agreement or by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     Section 10.3  Liability of Agent.  None of the Agent-Related Persons shall
                   ------------------
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct); (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company, or any officer thereof, contained in this Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Company to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Company.

     Section 10.4  Reliance by Agent.  (a) The Agent shall be entitled to rely,
                   -----------------
and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks.

          10.4(b)  Consent by Banks. For purposes of determining compliance with
                   ----------------
the conditions specified in Section 4.1, each Bank that has executed this
                            -----------
Agreement shall be deemed
to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     Section 10.5  Notice of Default.  The Agent shall not be deemed to have
                   -----------------
knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Event of Default as may be requested by the Banks in accordance with Article VIII; provided, however, that
                                                        --------  -------
unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Banks.

     Section 10.6  Credit Decision.  Each Bank acknowledges that none of the
                   ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and credit worthiness of the Company and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis appraisals and decisions in taking or not taking action under this Agreement and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and credit worthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition of credit worthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     Section 10.7  No Responsibility for Loans, Recitals, Etc.  Neither the
                   -------------------------------------------
Agent nor any Agent-Related Person shall (i) be responsible for or have any duty to ascertain, inquire into or verify any recitals, reports, statements, representations or warranties contained in this Agreement or any other documents or furnished pursuant hereto or thereto; (ii) be responsible for any Loans hereunder; (iii) be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other documents pursuant thereto; (iv) be responsible for the satisfaction of any condition specified in
Article IV, except receipt of items required to be delivered to the Agent; (v) be responsible for the validity, effectiveness, genuineness or enforceability of this Agreement or any other documents; or (vi) be responsible for the creation, attachment, perfection or priority of any security interests or liens purported to be granted to the agent or any of the Banks pursuant to this Agreement or any other documents.

     Section 10.8  Indemnification of Agent.  Whether or not the transactions
                   ------------------------
contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no
                                                      --------  -------
Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of the Agent.

     Section 10.9  Agent in Individual Capacity.  LaSalle may make loans to,
                   ----------------------------
issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company as though LaSalle were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, LaSalle may receive information regarding the Company (including information that may be subject to confidentiality obligations in favor of the Company) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, LaSalle shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include LaSalle in its individual capacity.

     Section 10.10 Successor Agent.  The Agent may, and at the request of the
                   ---------------
Banks and the Company, shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Banks shall appoint a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Banks appoint a successor agent as provided for above.

     Section 10.11  Rights of the Company.  Except as set forth in Section 10.10
                    ---------------------
above, the terms of this Article X shall not affect in any way the rights, obligations, duties and liabilities between the Company, on the one hand, and the Banks, the Agent and/or the Agent-Related Persons, on the other hand.

                                  ARTICLE XI
                                 MISCELLANEOUS

     Section 11.1   Relationship of Parties.  The relationship between Banks and
                    -----------------------
the Company is limited to that of creditor/secured party, on the one hand, and borrower, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements, are intended solely for the benefit of Banks to protect their interests as lender in assuring performance of the obligations hereunder, and nothing contained in this Agreement shall be construed as permitting or obligating Banks to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Banks to control the Company or to conduct the Company's operations, as creating any joint venture, agency, fiduciary, trustee, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to execute and deliver this Agreement.

     Section 11.2   Recourse.  The Company acknowledges and agrees that it is
                    --------
fully liable for repayment of all Advances and all sums due hereunder or under the Notes and for performance of all obligations contained in this Agreement.

     Section 11.3   Notices.  All notices, demands, consents, requests and other
                    -------
communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telegraphed or mailed, first class, return receipt requested, postage prepaid, or by overnight delivery service or by telecopy or other telecommunications device addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person or by overnight delivery service or by telecopy or other telecommunications device, or if mailed on the third Business Day after being deposited in the mails or when delivered to the telegraph company, addressed as follows:

     if to the Company:  Apollo Housing Capital, L.L.C.
                         600 Superior Avenue East
                         Cleveland, Ohio 44114
                         Attn: Jack Griffiths and Thomas Rini
                         Telecopy No. (216) 875-2612

     with a copy to:     Prism Financial Corporation
                         440 N. Orleans
                         Chicago, Illinois 60610
                         Attn: David Fisher
                         Telecopy No. (312) 494-0273

     if to LaSalle:      LaSalle Bank National Association
                         135 South LaSalle Street
                         Suite 1225
                         Chicago, Illinois  60603
                         Attn: Pamela Daniels-Halisi
                         Telecopy No. (312) 904-6467

     with a copy to:     Albert Whitehead & McGaugh, P.C.
                         One South Wacker Drive
                         Suite 1990
                         Chicago, Illinois  60606
                         Attention: Gregory C. Whitehead
                         Telecopy No.  (312) 357-6220

     if to BofA:         Bank of America, National Association
                         231 South LaSalle Street
                         Chicago, Illinois 60697
                         Attention:  Mike Utterback
                         Telecopy No.  (312) 974-9500

     if to the Agent:    LaSalle Bank National Association
                         135 South LaSalle Street
                         Chicago, Illinois  60603
                         Attention: Pamela Daniels-Halisi
                         Telecopy No. (312) 904-6467

     Section 11.4  Terms Binding Upon Successors; Survival.  The terms and
                   ---------------------------------------
provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as the Commitment is outstanding or there remains any obligation of the Company hereunder or under the Notes to be paid or performed.

     Section 11.5  Assignment.  Subject to the provisions of Section 11.9
                   ----------
hereof, this Agreement may not be assigned by the Company or by the Banks.

     Section 11.6  Amendments.  This Agreement may be modified or amended only
                   ----------
by a written instrument signed by all parties.

     Section 11.7  No Waiver; Remedies Cumulative.  No failure or delay on the
                   ------------------------------
part of the Company or the Banks or any holder of the Notes in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Banks or the holder(s) of the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Notes preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Company or the Banks or the holder(s) of the Notes would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Banks or the holder of the Notes to any other or further action in any circumstances without notice or demand.

     Section 11.8  Invalidity.  In case any one or more of the provisions
                   ----------
contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

     Section 11.9  Participations.  The Banks may, subject to the approval of
                   --------------
the Company, which approval shall not be unreasonably withheld or delayed, from time to time sell or otherwise grant participations in the Commitment and the Notes, and the holder of any such participation, if the participation agreement so provides, (i) shall, with respect to its participation, be entitled to all of the rights of the Banks and (ii) may exercise any and all rights of setoff or banker's lien with respect thereto, in each case as fully as though the Company were directly indebted to the holder of such participation in the amount of such participation; provided, however, that the Banks shall always maintain a majority interest in the Commitment and the Notes and shall be responsible for servicing the same, and further provided that Company shall not be required to send or deliver to any of the participants other than the Banks any of the materials or notices required to be sent or delivered by it under the terms of this Agreement, nor shall it have to act except in compliance with the instructions of the Banks (which may be delivered through the Agent).

     Section 11.10 Integration.  This Agreement, together with the Notes, and
                   -----------
other documents executed pursuant to the terms hereof, constitute the entire agreement between the parties hereto, with respect to the subject matter hereof.

     Section 11.11  Additional Instruments, etc.  The Company shall execute and
                    ---------------------------
deliver such further instruments and shall do and perform all matters and things necessary or expedient to be done or observed for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded by this Agreement.

     Section 11.12  GOVERNING LAW AND CONSENT TO JURISDICTION.  THIS AGREEMENT
                    -----------------------------------------
AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT, THE COMPANY AGREES THAT THE SUBSTANTIVE LAW OF THE STATE OF ILLINOIS SHALL APPLY, INCLUDING, WITHOUT LIMITATION, ALL PROVISIONS RELATING TO THE RIGHTS AND REMEDIES OF THE OWNERS OR HOLDER OF THE NOTES AGAINST ANY SECURITY THEREFOR AND/OR THE COMPANY AND ALL ACTIONS RELATING TO SUCH LITIGATION SHALL ONLY BE BROUGHT IN A COURT OF COMPETENT JURISDICTION RESIDING IN THE COUNTY OF COOK WITHIN THE STATE OF ILLINOIS. THE COMPANY HEREBY CONSENTS TO JURISDICTION WITHIN THE STATE OF ILLINOIS AND VENUE WITHIN THE COUNTY OF COOK OF THE STATE OF ILLINOIS FOR PURPOSES OF SUCH LITIGATION. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT ANY OWNER OR HOLDER OF THE NOTES FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST THE COMPANY OR AGAINST ANY PROPERTY OF THE COMPANY WITHIN ANY OTHER JURISDICTION OR STATE. INITIATING SUCH PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION OR STATE SHALL NOT, HOWEVER, CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER.

     Section 11.13  Company Information.  The Company hereby authorizes the
                    --------------------
Banks to provide any Affiliate of the Banks with information regarding the Company, including copies of documents, financial statements, corporate records and reports, obtained by the Banks from the Company or any other entity during the course of the negotiation or administration of this Agreement.

     Section 11.14  WAIVER OF JURY TRIAL.  THE COMPANY HEREBY (I) COVENANTS AND
                    --------------------
AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE RELATING TO THIS AGREEMENT TRIABLE OF RIGHT BY A JURY, AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY RELATING TO THIS AGREEMENT FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. THE BANKS ARE HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE

COMPANY'S HEREIN CONTAINED WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANKS (INCLUDING THE BANKS' COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF THE UNDERSIGNED THAT THE BANKS WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        APOLLO HOUSING CAPITAL, L.L.C.

                                        By:   PRISM/APOLLO, INC.,
                                        Its:  Managing Member


                                              By:______________________________
                                              Its:_____________________________

                                        BANKS:

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:______________________________
                                        Its:______________________________

                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:______________________________
                                        Its:______________________________

                                        AGENT:

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:______________________________
                                        Its:______________________________

                                       55